            As filed with the U.S. Securities and Exchange Commission
                               on November 2, 1999


                        Securities Act File No. 333-60675
                    Investment Company Act File No. 811-08921

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                        Pre-Effective Amendment No.                       [ ]
                                                   ----


                       Post-Effective Amendment No. 2                     [x]
                                                   ----


                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940                                [x]


                              Amendment No. 3                             [x]
                                           ----
                        (Check appropriate box or boxes)



                        Warburg, Pincus Focus Fund, Inc.
                (formerly, Warburg, Pincus Select Economic Value
                               Equity Fund, Inc.)

                     .......................................
               (Exact Name of Registrant as Specified in Charter)

    466 Lexington Avenue
    New York, New York                                          10017-3147
    ....................................................................
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 878-0600


                                Hal Liebes, Esq.
                        Warburg, Pincus Focus Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147

                     ......................................
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering:  December 31, 1999



It is proposed that this filing will become effective (check appropriate box):



[  ]       immediately upon filing pursuant to paragraph (b)


[  ]       on (date) pursuant to paragraph (b)

[  ]       60 days after filing pursuant to paragraph (a)(1)


[ x ]      on December 31, 1999 pursuant to paragraph (a)(1)


[  ]       75 days after filing pursuant to paragraph (a)(2)

[  ]       on (date) pursuant to paragraph (a)(2) of Rule 485.



If appropriate, check the following box:

[  ]       This post-effective amendment designates a new effective
           date for a previously filed post-effective amendment.

      ------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   PROSPECTUS

                                  COMMON CLASS

                                 JANUARY 1, 2000



                                 WARBURG PINCUS
                                   FOCUS FUND




As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

                                     [LOGO]

Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

--------------------------------------------------------------------------------

                                    CONTENTS

KEY POINTS..................................................................  4
   Goal and Principal Strategies............................................  4
   Investor Profile.........................................................  4
   A Word About Risk........................................................  5

INVESTOR EXPENSES...........................................................  6
   Fees and Fund Expenses...................................................  6
   Example..................................................................  7

THE FUND IN DETAIL..........................................................  8
   The Management Firm......................................................  8
   Multi-Class Structure....................................................  8
   Fund Information Key.....................................................  9
   Goal and Strategies...................................................... 10
   Portfolio Investments.................................................... 10
   Risk Factors............................................................. 10
   Portfolio Management..................................................... 11
   Investor Expenses........................................................ 11

MORE ABOUT RISK............................................................. 12
   Introduction............................................................. 12
   Types of Investment Risk................................................. 12
   Certain Investment Practices............................................. 16

MEET THE MANAGERS........................................................... 18

ABOUT YOUR ACCOUNT.......................................................... 19
   Share Valuation.......................................................... 19
   Buying and Selling Shares................................................ 19
   Account Statements....................................................... 20
   Distributions............................................................ 20
   Taxes.................................................................... 20

OTHER INFORMATION........................................................... 22
   About the Distributor.................................................... 22

FOR MORE INFORMATION................................................ back cover

                                   KEY POINTS


                         GOALS AND PRINCIPAL STRATEGIES

-------------------------------------------------------------------------------------------------------------------
  FUND/RISK FACTORS            GOAL                            STRATEGIES
-------------------------------------------------------------------------------------------------------------------
  FOCUS FUND                   Long-term appreciation          -  Invests in securities of 40-60 U.S. companies
  Risk factors:                of capital
    MARKET RISK                                                -  Focuses on industry sectors with favorable
    NON-DIVERSIFIED STATUS                                        economic profit trends

                                                               -  Uses both traditional value-based analyses (such
                                                                  as price/book ratio), as well as the economic
                                                                  profit of a company
 ------------------------------------------------------------------------------------------------------------------

INVESTOR PROFILE
----------------

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

-  are investing for long-term goals

- are willing to assume the risk of losing money in exchange for attractive potential long-term returns

-  are looking for capital appreciation

-  want to diversify their portfolios into common stocks

   IT MAY NOT BE APPROPRIATE IF YOU:

-  are investing for a shorter time horizon

-  are uncomfortable with an investment that will fluctuate in value

-  are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

A WORD ABOUT RISK
-----------------

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its respective portfolio securities than a fund that is more broadly diversified.

                                INVESTOR EXPENSES



                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 1999.

-------------------------------------------------------------------------------
                                                                    FOCUS
                                                                    FUND
-------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
-------------------------------------------------------------------------------
  Sales charge "load" on purchases                                  NONE
  Deferred sales charge "load"                                      NONE
  Sales charge "load" on reinvested distributions                   NONE
  Redemption fees                                                   NONE
  Exchange fees                                                     NONE
-------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
-------------------------------------------------------------------------------
  Management fee                                                     .75%
  Distribution and service (12b-1) fee                               .25%
  Other expenses                                                     .74%
  TOTAL ANNUAL FUND OPERATING EXPENSES*                             1.74%
-------------------------------------------------------------------------------

* Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some funds during 1999 but may be discontinued at any time.


      EXPENSES AFTER WAIVERS AND                              FOCUS
             REIMBURSEMENTS                                   FUND

  Management fee                                               .33%

  Distribution and service (12b-1) fee                         .25%

  Other expenses                                               .71%
                                                              -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                        1.29%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                             ONE YEAR    THREE YEARS  FIVE YEARS     10 YEARS
--------------------------------------------------------------------------------
  FOCUS FUND                   $177           $548        $944        $2,052
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL


THE MANAGEMENT FIRM
-------------------

CREDIT SUISSE ASSET MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

-  Investment adviser for the fund

- Responsible for managing the fund's assets according to its goal and strategies

- A member of Credit Suisse Asset Management (CSAM), the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks

- CSAM companies manage more than $57 billion in the U.S. and $175 billion globally

- CSAM has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

MULTI-CLASS STRUCTURE
---------------------

   The fund offers two classes of shares, Common and Institutional. This PROSPECTUS offers Common Class shares of the fund. Common Class shares are no-load. Institutional Class shares are described in a separate prospectus.

FUND INFORMATION KEY
--------------------

   A concise description of the Fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual fund expenses for the 1999 fiscal year. Future expenses may be higher or lower.

- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

- DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

- OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

- TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

- PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

GOAL AND STRATEGIES
-------------------

   The Focus Fund seeks long-term appreciation of capital. To pursue this goal, the fund invests in securities of 40-60 U.S. companies. The "top ten" (largest company holdings) in the fund's portfolio may account for 40% or more of the fund's assets. The fund's portfolio managers search for industry sectors with favorable economic profit trends and may focus the portfolio in these sectors.

   In choosing stocks, the fund's portfolio managers use both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. The managers look for companies that:

- earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits)

- create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage

- have current market valuations that do not fully recognize future economically profitable growth

   The managers believe this approach allows them to identify companies with low disappointment risk, as well as those with potential restructuring opportunities. The portfolio managers construct the fund's portfolio by weighting selected securities based on results of a proprietary analysis and risk-scoring system.

PORTFOLIO INVESTMENTS
---------------------

   Under normal market conditions, this fund invests at least 65% of assets in U.S. equity securities. Equity holdings may consist of:

-  common stocks

-  preferred stocks

-  securities convertible into common stocks

- securities such as rights and warrants, whose values are based on common stocks

   The fund may invest without limit in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, the fund may also engage in other investment practices.

RISK FACTORS
------------

   This fund's principal risk factors are:

-  market risk

-  non-diversified risk

   The value of your investment will vary with changes in interest rates and other factors.

   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because this fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   "More About Risk" details certain other investment practices the fund may use. Please read the section carefully before you invest.

PORTFOLIO MANAGEMENT
--------------------

   James A. Abate and Susan Everley manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

INVESTOR EXPENSES
-----------------


   Management fee                .33%
   Distribution and service
      (12b-1) fee                .25%
   All other expenses            .71%
                                -----
   Total expenses               1.29%


                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

--------------------------------------------------------------------------------
  PERIOD ENDED                                                      8/99(1)
--------------------------------------------------------------------------------
  PER-SHARE DATA
--------------------------------------------------------------------------------
  Net asset value, beginning of period                              $15.95
--------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        0.02
  Net gain (loss) on investments
  (both realized and unrealized)                                      4.16
--------------------------------------------------------------------------------
    Total from investment operations                                  4.18
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.02)
  Distributions from capital gains                                      --
--------------------------------------------------------------------------------
    Total distributions                                              (0.02)
--------------------------------------------------------------------------------
  Net asset value, end of period                                    $20.11
--------------------------------------------------------------------------------
  Total return                                                       26.19%(2)
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Net assets, end of period
  (000s omitted)                                                    $  95

  Ratio of expenses to average net assets                             1.29%(3,4)

  Ratio of net investment income (loss) to average net assets         0.17%(4)

  Fund turnover rate                                                   209%(2)
--------------------------------------------------------------------------------

(1) For the period November 2, 1998 (commencement of operations) through August 31, 1999.

(2) Not annualized.

(3) Without the voluntary waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the Common Class would have been 1.74% annualized for the period ended August 31, 1999.

(4) Annualized.

                                 MORE ABOUT RISK

INTRODUCTION
------------

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK
------------------------

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

- HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

- SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

   YEAR 2000 PROCESSING RISK Many services provided to the fund and its shareholders by CSAM and certain of its affiliates (CSAM Service Providers) and the fund's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations (Year 2000 Issue). The Year 2000 Issue affects practically all companies, organizations, governments, markets and economies throughout the world--including companies or governmental entities in which the fund invests and markets in which it trades. The fund's operations are dependent upon interactions among many participants in the financial-services and other related industries, and the Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other fund operations. It has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the fund's foreign investments. The CSAM Service Providers are monitoring this progress with the assistance of the fund's custodian and are evaluating appropriate actions.

   The CSAM Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps in preparation for the year 2000. The CSAM Service Providers anticipate that their systems and those of the fund's other major service providers will be adapted in time for the Year 2000. The CSAM Service Providers have completed mission critical systems testing and have participated in industry-wide testing programs. In addition, the CSAM Service Providers have formulated a contingency plan to address the Year 2000 Issue.

   The CSAM Service Providers continue to monitor the Year 2000 Issue and its potential impact on the fund. However, at this time no one knows precisely what the degree of impact will be, and there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the fund's investments or on global markets or economies, generally. To the extent that the impact on the fund holding or on markets or economies is negative, it could seriously affect the fund's performance.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/ Permitted without limitation; does not indicate actual use

20% ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ / Permitted, but not expected to be used to a significant extent

--  Not permitted

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or
for other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.    33 1/3%
--------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depositary receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, VALUATION RISKS.                                                  35%
--------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS.(2)                        / /
--------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable
quality. CREDIT, INTEREST-RATE, MARKET RISKS.                                / /
--------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality.
Commonly referred to as junk bonds. CREDIT, INFORMATION,
INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                           / /
--------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call)or sell
(put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or
speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                     / /
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded.
May include private placements. LIQUIDITY, MARKET, VALUATION RISKS.          15%
--------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET,
OPERATIONAL RISKS.                                                       33 1/3%
--------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                                                  / /
--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be
inconsistent with a fund's principal investment strategies
and might prevent a fund from achieving its goal.                            / /
--------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                               /X/
--------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS


   The day-to-day portfolio management of the Focus Fund is the responsibility of the Credit Suisse Asset Management Value Equity Management Team. The Value Equity Team consists of the following investment professionals:


                                     [PHOTO]

                                 JAMES A. ABATE
                                    DIRECTOR

-  Team member since 1995

-  With Credit Suisse Asset Management since 1995

-  Managing Director at VERT Independent Capital Research, 1993 to 1995


                                 [INSERT PHOTO]

                                D. SUSAN EVERLEY
                                 VICE PRESIDENT

-  Team member since 1998

-  With Credit Suisse Asset Management since 1998

-  Securities Analyst at Goldman Sachs, 1996 to 1998

                               ABOUT YOUR ACCOUNT


SHARE VALUATION
---------------

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

BUYING AND SELLING SHARES
-------------------------

   The accompanying SHAREHOLDER GUIDE explains how to invest directly with the fund. You will find information about purchases, redemptions, exchanges and services.

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the fund is available include:

- Charles Schwab & Co., Inc. Mutual Fund OneSource-Registered Trademark-service

-  Fidelity Brokerage Services, Inc. FundsNetwork-TM- Program

-  Waterhouse Securities, Inc.

ACCOUNT STATEMENTS
------------------

   In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

-  after any changes of name or address of the registered owner(s)

-  otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.

DISTRIBUTIONS
-------------

   As a fund investor, you will receive distributions.

   The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund distributes dividends annually. The fund typically distributes capital gains annually in December.

   Most investors have their distributions reinvested in additional shares of the fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

TAXES
-----

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make capital-gain distributions, which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distributionyou may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR
---------------------

   Credit Suisse Asset Management Securities, Inc., a wholly owned subsidiary of Credit Suisse, is responsible for:

-  making the fund available to you

-  account servicing and maintenance

-  other administrative services related to sale of the Common Class

   As part of its business strategy, the fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate Credit Suisse Asset Management Securities for the above services. Under the plan, Credit Suisse Asset Management Securities receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION

   More information about the fund is available free upon request, including the following:

SHAREHOLDER GUIDE
-----------------

   Explains how to buy and sell shares. The SHAREHOLDER GUIDE is incorporated by reference into (is legally part of) this PROSPECTUS.

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS
-----------------------

   Includes financial statements, portfolio investments and detailed performance information.

   The ANNUAL REPORT also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION
-----------------

   A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

   Please contact Warburg Pincus Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER
SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com


SEC FILE NUMBER:
Warburg Pincus Focus Fund                                              811-08921

                                     [LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874)  www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        WPFOC-1-0100

--------------------------------------------------------------------------------

                              WARBURG PINCUS FUNDS

                                   SHAREHOLDER

                                      GUIDE



                                  Common Class
                               September 16, 1999



      This SHAREHOLDER GUIDE is incorporated into and legally part of each
                    Warburg Pincus (Common Class) prospectus.


                          [Warburg Pincus Funds Logo]

   Warburg Pincus Funds is a division of Credit Suisse Asset Management, LLC


                                BUYING SHARES


      OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


      ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.


     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.


                           MINIMUM INITIAL INVESTMENT

           Cash Reserve Fund:                          $  1,000
           New York Tax Exempt Fund:                   $  1,000
           Balanced Fund:                              $  1,000
           Growth & Income Fund:                       $  1,000
           WorldPerks-Registered Trademark- Funds:     $  5,000
           Long-Short Funds:                           $ 25,000
           All other funds:                            $  2,500
           IRAs:                                       $    500*
           Transfers/Gifts to Minors:                  $    500*

* $25,000 minimum for Long-Short Funds.


                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[WARBURG PINCUS FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND REGISTRATION]


                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER
Toll free: 800-WARBURG
           (800 -927-2874)
Fax:       212-370-9833

MAIL
Warburg Pincus Funds
P.O. Box 9030
Boston, MA 02205-9030

OVERNIGHT/COURIER SERVICE
Boston Financial
Attn: Warburg Pincus Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.warburg.com

--------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------------------
- Complete the NEW ACCOUNT APPLICATION.        - Make your check payable to Warburg
  For IRAs use the UNIVERSAL IRA                 Pincus Funds.
  APPLICATION.
                                               - Write the account number and the fund
- Make your check payable to Warburg             name on your check.
  Pincus Funds.
                                               - Mail to Warburg Pincus Funds.
- Mail to Warburg Pincus Funds.
                                               - Minimum amount is $100.

--------------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------------

- Call our Shareholder Service Center to       - Call our Shareholder Service Center to
  request an exchange. Be sure to read           request an exchange.
  the current prospectus for the new
  fund. Also please observe the minimum        - Minimum amount is $250.
  initial investment.
                                               If you do not have telephone privileges,
  If you do not have telephone                 mail or fax a signed letter of
  privileges, mail or fax a signed letter      instruction.
  of instruction.

--------------------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------------------

- Complete and sign the NEW ACCOUNT            - Call our Shareholder Service Center by
  APPLICATION.                                   4 p.m. ET to inform us of the incoming
                                                 wire. Please be sure to specify your
- Call our Shareholder Service Center and        name, the account number and the fund
  fax the signed NEW ACCOUNT APPLICATION         name on your wire advice.
  by 4 p.m. ET.
                                               - Wire the money for receipt that day.
- Shareholder Services will telephone you
  with your account number. Please be          - Minimum amount is $500.
  sure to specify your name, the account
  number and the fund name on your wire
  advice.

- Wire your initial investment for
  receipt that day.

- Mail the original, signed application
  to Warburg Pincus Funds.

This method is not available for IRAs.

--------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
--------------------------------------------------------------------------------------------

- Cannot be used to open an account.           - Call our Shareholder Service Center to
                                                 request an ACH transfer from your bank.

                                               - Your purchase will be effective at the
                                                 next NAV calculated after we receive your
                                                 order in proper form.

                                               - Minimum amount is $50.

                                               Requires ACH on Demand
                                               privileges.

--------------------------------------------------------------------------------------------



                           800-WARBURG (800-927-2874)
           MONDAY-FRIDAY, 8 A.M.-8 P.M. ET SATURDAY, 8 A.M.-4 P.M. ET

                               SELLING SHARES*

--------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES             CAN BE USED FOR
--------------------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------------------
Write us a letter of instruction that          - Accounts of any type.
includes:
                                               - Sales of any amount.
- your name(s) and signature(s)
                                               For IRAs please use the IRA DISTRIBUTION
- the fund name and account number             REQUEST FORM.

- the dollar amount you want to sell

- how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").

Mail the materials to Warburg Pincus
Funds.

If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.

--------------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------------

- Call our Shareholder Service Center to       - Accounts with telephone privileges.
  request an exchange. Be sure to read the
  current prospectus for the new fund. Also      If you do not have telephone privileges,
  please observe the minimum initial             mail or fax a letter of instruction to
  investment.                                    exchange shares.

--------------------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------------------

Call our Shareholder Service Center to         - Non-IRA accounts with telephone
request a redemption. You can receive the        privileges.
proceeds as:

- a check mailed to the address of record

- an ACH transfer to your bank ($50
  minimum)

- a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for
details.

--------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------------------

- Complete the "Wire Instructions" or          - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your NEW            or ACH on Demand privileges.
  ACCOUNT APPLICATION.
                                               - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

--------------------------------------------------------------------------------------------

* For the Japan Small Company Fund only: The fund imposes a 1.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. For purposes of computing the redemption fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee applies to fund shares purchased on or after November 17, 1999.

      SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemption in certain large amounts (other than by exchange)

 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.


      RECENTLY PURCHASED SHARES

   If the fund has not yet collected payment for the shares you are selling, it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. To avoid the collection period, consider buying shares by bank wire, bank check, certified check or money order.


     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.


                         MINIMUM TO KEEP AN ACCOUNT OPEN

           Cash Reserve Fund:                          $  750
           New York Tax Exempt Fund:                   $  750
           Balanced Fund:                              $  500
           Growth & Income Fund:                       $  500
           WorldPerks Funds:                           $  750
           All other funds:                            $2,000
           IRAs:                                       $  250
           Transfers/Gifts to Minors:                  $  250



                           800-WARBURG (800-927-2874)
           MONDAY-FRIDAY, 8 A.M.-8 P.M. ET SATURDAY, 8 A.M.-4 P.M. ET

                              SHAREHOLDER SERVICES


      AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.


      RETIREMENT PLANS

   Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Roth Conversion IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Warburg Pincus, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.


      TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.


      ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES



      TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.


      SPECIAL SITUATIONS

   A fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change its minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Funds, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                           800-WARBURG (800-927-2874)
           MONDAY-FRIDAY, 8 A.M.-8 P.M. ET SATURDAY, 8 A.M.-4 P.M. ET

                          [WARBURG PINCUS FUNDS LOGO]


                      P.O. BOX 9030, BOSTON, MA 02205-9030

                 800-WARBURG (800-927-2874)  B www.warburg.com



CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.
WPCOM-31-0999

JANUARY 1, 2000   PROSPECTUS





[CSAM]  A member of  CREDIT SUISSE/ASSET MANAGEMENT


INTERNATIONAL GROWTH FUND
EUROPEAN EQUITY FUND
U.S. CORE EQUITY FUND
FOCUS FUND
LONG-SHORT MARKET NEUTRAL FUND
U.S. CORE FIXED INCOME FUND
HIGH YIELD FUND
MUNICIPAL BOND FUND
STRATEGIC GLOBAL FIXED INCOME FUND




CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR


As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.



INSTITUTIONAL SHARES

                                    CONTENTS

KEY POINTS..................................................           1
PERFORMANCE SUMMARY.........................................           7
  Year-by-Year Total Returns ...............................           7
  Average Annual Total Returns..............................           8
INVESTOR EXPENSES...........................................          10
THE FUNDS IN DETAIL.........................................          14
  The Management Firms......................................          14
  Multi-Class Structure.....................................          14
  Fund Information Key......................................          15
INTERNATIONAL GROWTH FUND...................................          16
EUROPEAN EQUITY FUND........................................          18
U.S. CORE EQUITY FUND.......................................          20
FOCUS FUND..................................................          22
LONG-SHORT MARKET NEUTRAL FUND..............................          24
U.S. CORE FIXED INCOME FUND.................................          26
HIGH YIELD FUND.............................................          28
MUNICIPAL BOND FUND.........................................          31
STRATEGIC GLOBAL FIXED INCOME FUND..........................          33
MORE ABOUT RISK.............................................          35
  Introduction..............................................          35
  Types of Investment Risk..................................          35
CERTAIN INVESTMENT PRACTICES ...............................          37
MEET THE MANAGERS...........................................          41
ABOUT YOUR ACCOUNT..........................................          48
  Share Valuation...........................................          48
  Buying and Selling Shares.................................          48
  Buying Fund Shares........................................          48
  Selling Fund Shares.......................................          49
  Exchanging Fund Shares....................................          49
  Other Policies............................................          50
  Account Statements........................................          50
  Distributions.............................................          50
  Taxes ....................................................          51
OTHER INFORMATION...........................................          52
  About the Distributor.....................................          52
FOR MORE INFORMATION........................................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                                    GOAL                                      STRATEGIES
INTERNATIONAL GROWTH FUND             Long-term appreciation of capital     / / Invests in foreign equity securities
Risk factors:                                                               / / Emphasizes developed countries, but
 FOREIGN SECURITIES                                                          may also invest in emerging markets
 MARKET RISK                                                                / / Combines top-down regional analysis with
 NON-DIVERSIFIED STATUS                                                      bottom-up company research
                                                                            / / Seeks countries, sectors and companies with
                                                                             solid growth prospects and attractive market
                                                                             valuations
EUROPEAN EQUITY FUND                  Capital appreciation                  / / Invests in European equity securities
Risk factors:                                                               / / Targets Western European countries
 FOREIGN SECURITIES                                                         / / Uses both growth and value criteria (seeks
 MARKET RISK                                                                 "growth at a resonable price")
 REGION FOCUS                                                               / / Portfolio managers look at factors such as
                                                                             earnings growth, stock price, relative
                                                                             valuation and merger-and-acquisition trends

--- INVESTOR PROFILE
---------------------------

THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:
    - are investing for long-term goals
    - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
    - are looking for capital appreciation
    - want to diversify their portfolios internationally

THEY MAY NOT BE APPROPRIATE IF YOU:
    - are investing for a shorter time horizon
    - are uncomfortable with an investment that has a higher degree of volatility
    - want to limit your exposure to foreign securities
    - are looking for income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

                         GOAL AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                                    GOAL                                      STRATEGIES
U.S. CORE EQUITY FUND                 Long-term appreciation of capital     / / Invests primarily in U.S. equity securities
Risk factors:                                                               / / Focuses on large companies
 MARKET RISK                                                                / / Stock-selection process uses quantitative
 NON-DIVERSIFIED STATUS                                                      techniques to seek to identify companies with
                                                                             improving momentum and reasonable relative
                                                                             valuations
FOCUS FUND                            Long-term appreciation of capital     / / Invests in securities of 40-60 U.S.
Risk factors:                                                                companies
 MARKET RISK                                                                / / Focuses on industry sectors with favorable
 NON-DIVERSIFIED STATUS                                                      economic profit trends
                                                                            / / Uses both traditional value-based analyses
                                                                             (such as price/book ratio), as well as the
                                                                             economic profit of a company

--- INVESTOR PROFILE
---------------------------

THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:
    - are investing for long-term goals
    - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
    - are looking for capital appreciation
    - want to diversify their portfolios into common stocks

THEY MAY NOT BE APPROPRIATE IF YOU:
    - are investing for a shorter time horizon
    - are uncomfortable with an investment that will fluctuate in value
    - are looking for income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

                         GOAL AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                                    GOAL                                      STRATEGIES
LONG-SHORT MARKET NEUTRAL FUND        Long-term capital appreciation        / / Seeks a total return greater than the return
Risk factors:                          while minimizing exposure to          of the Salomon Smith Barney 1-Month Treasury
 MARKET RISK                           general equity market risk            Bill Index-TM-
 NON-DIVERSIFIED STATUS                                                     / / Takes long positions in stocks that the
 SHORT POSITIONS                                                             portfolio manager has identified as attractive
                                                                            / / Takes short positions in stocks that the
                                                                             manager has identified as unattractive
                                                                            / / Seeks minimal net exposure to the general
                                                                             U.S. equity market and low to neutral exposure
                                                                             to any particular industry or specific
                                                                             capitalization range

--- INVESTOR PROFILE
---------------------------

THIS FUND IS DESIGNED FOR INVESTORS WHO:
    - are investing for long-term goals
    - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
    - are investing for total return or capital appreciation

IT MAY NOT BE APPROPRIATE IF YOU:
    - are investing for a shorter time horizon
    - are uncomfortable with an investment that will fluctuate in value
    - are looking primarily for income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

                         GOAL AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                                    GOAL                                      STRATEGIES
U.S. CORE FIXED                       High total return                     / / Invests primarily in fixed-income securities
INCOME FUND                                                                  of U.S. issuers
Risk factors:                                                               / / Typically maintains a weighted-average
 CREDIT RISK                                                                 portfolio maturity of between five and
 INTEREST-RATE RISK                                                          15 years
 MARKET RISK                                                                / / Focuses on high-grade securities (average
 NON-DIVERSIFIED STATUS                                                      credit rating AA)
HIGH YIELD FUND                       High total return                     / / Invests primarily in high-yield, higher-risk
Risk factors:                                                                fixed-income securities (junk bonds)
 CREDIT RISK                                                                / / Typically maintains a weighted-average
 INTEREST-RATE RISK                                                          portfolio maturity of between five and
 MARKET RISK                                                                 15 years
 NON-DIVERSIFIED STATUS                                                     / / Emphasizes top-down analysis of industry
                                                                             sectors and themes
                                                                            / / Seeks to allocate risk by investing among a
                                                                             variety of industry sectors
MUNICIPAL BOND FUND                   High total return                     / / Invests primarily in municipal securities
Risk factors:                                                               / / Typically maintains a weighted-average
 CREDIT RISK                                                                 portfolio maturity of between 10 and 15 years
 INTEREST-RATE RISK                                                         / / Focuses on high-grade securities (average
 MARKET RISK                                                                 credit rating AA)
 NON-DIVERSIFIED STATUS
STRATEGIC GLOBAL FIXED INCOME FUND    High total return                     / / Invests in U.S. and foreign fixed-income
Risk factors:                                                                securities denominated in various currencies
 CREDIT RISK                                                                / / Seeks to maintain an average credit rating
 FOREIGN SECURITIES                                                          of BBB or higher
 INTEREST-RATE RISK                                                         / / Seeks to invest in countries exhibiting an
 MARKET RISK                                                                 attractive combination of fixed-income returns
 NON-DIVERSIFIED STATUS                                                      and currency exchange rates
                                                                            / / Focuses on high-grade securities (average
                                                                             credit rating AA)

--- INVESTOR PROFILE
---------------------------

THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:
    - are seeking investment income
    - want to diversify their portfolios with fixed-income funds
    - are willing to accept risk and volatility

THEY MAY NOT BE APPROPRIATE IF YOU:
    - are investing for maximum return over a long time horizon
    - require stability of your principal

You should base your selection of a fund on your own goals, risk preferences and time horizon.

BECAUSE THE HIGH YIELD FUND AND THE STRATEGIC GLOBAL FIXED INCOME FUND INVOLVE A HIGH LEVEL OF RISK, YOU SHOULD CONSIDER THEM ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. THE HIGH YIELD FUND AND THE STRATEGIC GLOBAL FIXED INCOME FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

--- A WORD ABOUT RISK
-----------------------------

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

    Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

U.S. CORE FIXED INCOME, HIGH YIELD, MUNICIPAL BOND AND STRATEGIC GLOBAL FIXED
  INCOME FUNDS

    The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

INTERNATIONAL GROWTH, EUROPEAN EQUITY AND STRATEGIC GLOBAL FIXED INCOME FUNDS

    A fund that invests outside the U.S. carries additional risks that include:

    - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. A fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

    - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

U.S. CORE FIXED INCOME, HIGH YIELD, MUNICIPAL BOND AND STRATEGIC GLOBAL FIXED
  INCOME FUNDS

    Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK

ALL FUNDS

    The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

ALL FUNDS EXCEPT EUROPEAN EQUITY FUND

    The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their respective portfolio securities than a fund that is more broadly diversified.

SHORT POSITIONS

LONG-SHORT MARKET NEUTRAL FUND

    The fund takes short positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop.

    Because they expose the fund to risks associated with securities it does not own, short positions involve speculative exposure risk. As a result, if the fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

REGION FOCUS

EUROPEAN EQUITY FUND

    Focusing on a single region involves increased currency, political, regulatory and other risks. Market swings in the targeted region (Western Europe) will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                         1995   1996   1997   1998
INTERNATIONAL GROWTH FUND
  Best quarter:    % (Q  )
  Worst quarter:    % (Q  )
  Inception date: 9/30/92
  Total return for the period 1/1/99 -
    9/30/99:   % (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  -8.06%
1996   6.81%
1997  15.93%
1998  16.74%

U.S. CORE EQUITY FUND
  Best quarter:    % (Q  )
  Worst quarter:    % (Q  )
  Inception date: 8/31/94
  Total return for the period 1/1/99 -
    9/30/99:   % (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996  17.59%
1997  38.32%
1998   3.18%

FOCUS FUND
  Best quarter:    % (Q  )
  Worst quarter:    % (Q  )
  Inception date: 7/31/98
  Total return for the period 1/1/99 -
    9/30/99:   % (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. CORE FIXED INCOME FUND
  Best quarter:    % (Q  )
  Worst quarter:    % (Q  )
  Inception date: 3/31/94
  Total return for the period 1/1/99 -
    9/30/99:   % (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  10.60%
1996   5.23%
1997  11.53%
1998   7.77%

HIGH YIELD FUND
  Best quarter:    % (Q  )
  Worst quarter:    % (Q  )
  Inception date: 11/1/96
  Total return for the period 1/1/99 -
    9/30/99:   % (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   7.79%
1996  12.42%
1997  15.17%
1998   5.48%

MUNICIPAL BOND FUND
  Best quarter:    % (Q  )
  Worst quarter:    % (Q  )
  Inception date: 6/20/94
  Total return for the period 1/1/99 -
    9/30/99:   % (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  8.42%
1996  2.27%
1997  9.74%
1998  7.62%

STRATEGIC GLOBAL FIXED INCOME FUND
  Best quarter:    % (Q  )
  Worst quarter:    % (Q  )
  Inception date: 6/27/94
  Total return for the period 1/1/99 -
    9/30/99:   % (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  10.72%
1996   9.65%
1997   4.48%
1998   4.19%

                          AVERAGE ANNUAL TOTAL RETURNS

                               ONE YEAR   THREE YEARS   FIVE YEARS   LIFE OF    INCEPTION
PERIOD ENDED 12/31/98:           1998      1996-1998    1994-1998      FUND       DATE
INTERNATIONAL GROWTH FUND        13.88%      15.51%         8.64%      11.76%    9/30/92
MSCI EUROPE, AUSTRALASIA AND
 FAR EAST INDEX(1)                    %           %             %           %
U.S. CORE EQUITY FUND            38.07%      25.37%        22.64%      22.62%     9/1/94
STANDARD & POOR'S 500
 INDEX(2)                             %           %             %           %
FOCUS FUND                       53.21%        N/A           N/A         N/A     7/31/98
STANDARD & POOR'S 500
 INDEX(2)                             %        N/A           N/A         N/A
U.S. CORE FIXED INCOME FUND       2.37%       7.15%         7.44%       6.88%    3/31/94
LEHMAN BROTHERS AGGREGATE
 BOND INDEX(3)                        %        N/A                          %
HIGH YIELD FUND                   0.39%        N/A           N/A        5.96%    11/1/96
CS FIRST BOSTON DOMESTIC +
 HIGH YIELD INDEX(4)                  %           %                         %
MUNICIPAL BOND DOMESTIC FUND      0.36%       5.83%         5.62%       5.47%    6/20/94
LEHMAN BROTHERS MUNICIPAL
 BOND INDEX(5)                        %        N/A                          %
STRATEGIC GLOBAL FIXED
 INCOME FUND                      2.78%       2.81%         6.31%       6.08%    6/27/94
JP MORGAN GLOBAL GOVERNMENT
 BOND INDEX UNHEDGED(6)               %        N/A                          %

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestments of dividends, and is the exclusive property of Morgan Stanley Capital International & Co., Incorporated.
(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.
(3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index. The Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.
(4) The Credit Suisse First Boston Domestic + High Yield Index is an unmanaged index (with no defined investment objective) of high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the fund's adviser.
(5) The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds (with no defined investment objective) and is calculated by Lehman Brothers Inc.

(6) The JP Morgan Global Government Bond Index Unhedged (including U.S. $) is a market-capitalization index consisting of the government bond markets of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. All issues have a remaining maturity of at least one year and the index is rebalanced monthly.

                           UNDERSTANDING PERFORMANCE

  / / TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

  / / A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

  / / An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year.
      It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

  / / Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

 ------------------------------------------------------------------------------

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal period ending August 31, 1999.

                                                                              EUROPEAN
                                                              INTERNATIONAL    EQUITY
                                                               GROWTH FUND      FUND
SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charge "load" on purchases                                  NONE          NONE
Deferred sales charge "load"                                      NONE          NONE
Sales charge "load" on reinvested distributions                   NONE          NONE
Redemption fees                                                   NONE          NONE
Exchange fees                                                     NONE          NONE
ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)
Management fee                                                    .80%         1.00%
Distribution and service (12b-1) fee                              NONE          NONE
Other expenses                                                    .42%         1.29%
TOTAL ANNUAL FUND OPERATING EXPENSES*                            1.22%         2.29%

* Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some funds during 1999 but may be discontinued at any time.

                                                                              EUROPEAN
                                                              INTERNATIONAL    EQUITY
EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                      GROWTH FUND      FUND
Management fee                                                    .80%          .00%
Distribution and service (12b-1) fee                              NONE          NONE
Other expenses                                                    .41%         1.16%
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.21%         1.16%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
INTERNATIONAL GROWTH FUND                 $ 124        $ 387        $ 670       $1,477
EUROPEAN EQUITY FUND                      $ 232        $ 715        $1,225      $2,626

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 1999.

                                                              U.S. CORE
                                                               EQUITY     FOCUS
                                                                FUND      FUND
SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charge "load" on purchases                                NONE      NONE
Deferred sales charge "load"                                    NONE      NONE
Sales charge "load" on reinvested distributions                 NONE      NONE
Redemption fees                                                 NONE      NONE
Exchange fees                                                   NONE      NONE
ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)
Management fee                                                  .75%      .75%
Distribution and service (12b-1) fee                            NONE      NONE
Other expenses                                                  .47%      .67%
TOTAL ANNUAL FUND OPERATING EXPENSES*                          1.22%      1.42%

* Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some funds during 1999 but may be discontinued at any time.

                                                                U.S. CORE
                                                                 EQUITY        FOCUS
EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                         FUND          FUND
Management fee                                                    .53%          .33%
Distribution and service (12b-1) fee                              NONE          NONE
Other expenses                                                    .46%          .66%
TOTAL ANNUAL FUND OPERATING EXPENSES                              .99%          .99%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
U.S. CORE EQUITY FUND                     $ 124        $ 387        $ 670       $1,477
FOCUS FUND                                $ 145        $ 449        $ 776       $1,702

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 1999.

                                                              LONG-SHORT
                                                                MARKET
                                                               NEUTRAL
                                                                 FUND
SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charge "load" on purchases                                 NONE
Deferred sales charge "load"                                     NONE
Sales charge "load" on reinvested distributions                  NONE
Redemption fees                                                  NONE
Exchange fees                                                    NONE
ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)
Management fee                                                  1.50%(1)
Distribution and service (12b-1) fee                             NONE
Other expenses(2)                                               2.43%
TOTAL ANNUAL FUND OPERATING EXPENSES(3)                         3.93%

(1) The basic management fee is 1.50%. The management fee of the fund may be increased or decreased pursuant to the application of an adjustment formula based upon the fund's investment performance as compared to the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM-. The management fee, as adjusted, may range from 1.00% to 2.00%. The management fee as adjusted and effective August 1, 1999, was 1.00%.
(2) "Other expenses" and "Total annual fund operating expenses" include dividend and interest expenses incured in connection with short sales, which are included in and reduce the investment return of the fund.
(3) Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the fund during 1999 but may be discontinued at any time.

                                                              LONG-SHORT
                                                                MARKET
                                                               NEUTRAL
EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                        FUND
Management fee                                                   .99%
Distribution and service (12b-1) fee                             NONE
Other expenses                                                  2.34%
TOTAL ANNUAL FUND OPERATING EXPENSES                            3.33%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
LONG-SHORT MARKET
 NEUTRAL FUND                             $ 395        $1,198       $2,018      $4,147

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 1999.

                                                                                STRATEGIC
                                           U.S. CORE                             GLOBAL
                                             FIXED                  MUNICIPAL     FIXED
                                            INCOME     HIGH YIELD     BOND       INCOME
                                             FUND         FUND        FUND        FUND
SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charge "load" on purchases             NONE         NONE        NONE        NONE
Deferred sales charge "load"                 NONE         NONE        NONE        NONE
Sales charge "load" on reinvested
 distributions                               NONE         NONE        NONE        NONE
Redemption fees                              NONE         NONE        NONE        NONE
Exchange fees                                NONE         NONE        NONE        NONE
ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)
Management fee                               .37%         .70%        .70%        .50%
Distribution and service (12b-1) fee         NONE         NONE        NONE        NONE
Other expenses                               .25%         .34%        .73%        .77%
TOTAL ANNUAL FUND OPERATING EXPENSES*        .62%        1.04%       1.43%       1.27%

* Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some funds during 1999 but may be discontinued at any time.

                                                                                STRATEGIC
                                           U.S. CORE                             GLOBAL
                                             FIXED                  MUNICIPAL     FIXED
EXPENSES AFTER WAIVERS AND                  INCOME     HIGH YIELD     BOND       INCOME
REIMBURSEMENTS                               FUND         FUND        FUND        FUND
Management fee                               .21%         .39%        .28%        .00%
Distribution and service (12b-1) fee         NONE         NONE        NONE        NONE
Other expenses                               .23%         .30%        .71%        .74%
TOTAL ANNUAL FUND OPERATING EXPENSES         .44%         .69%        .99%        .74%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
U.S. CORE FIXED INCOME FUND               $  63        $ 199        $ 346       $ 774
HIGH YIELD FUND                           $ 106        $ 331        $ 574       $1,271
MUNICIPAL BOND FUND                       $ 146        $ 452        $ 782       $1,713
STRATEGIC GLOBAL FIXED
 INCOME FUND                              $ 129        $ 403        $ 697       $1,544

                              THE FUNDS IN DETAIL

--- THE MANAGEMENT FIRMS
----------------------------------

CREDIT SUISSE ASSET MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

- Investment adviser for the funds

- Responsible for managing each fund's assets according to its goal and strategy and supervising the activities of the sub-investment adviser for the European Equity and Strategic Global Fixed Income Funds

- A member of Credit Suisse Asset Management (CSAM), the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks

- CSAM companies manage more than $57 billion in the U.S. and $175 billion globally

- CSAM has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC 3A 7JJ

- Sub-investment adviser for the European Equity and Strategic Global Fixed Income Funds

- A member of CSAM

--- MULTI-CLASS STRUCTURE
----------------------------------

    The Institutional Shares are the Institutional Classes of certain Warburg Pincus Funds. This PROSPECTUS describes the Institutional Classes of the funds. The Common Classes of the funds, if offered, are described in separate prospectuses.

--- FUND INFORMATION KEY
---------------------------------

    Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

    The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

    The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

    The individuals designated by the investment adviser or sub-adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

    Expected expenses for the 1999 fiscal period. Actual expenses may be higher or lower.

    - MANAGEMENT FEE The fee paid to the investment adviser and sub-adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

    - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal, registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

    A table showing each fund's audited financial performance for up to five years.

    - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

    - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

    The ANNUAL REPORT includes the auditor's report, along with each fund's financial statements. It is available free upon request.

                           INTERNATIONAL GROWTH FUND

--- GOAL AND STRATEGIES
-------------------------------

    The International Growth Fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

    Although it is not an index fund and does not seek to replicate the performance of any index, this fund expects to focus primarily, but not exclusively, on countries represented in the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Index. Although the fund may invest in emerging markets, it does not expect to invest more than 30% of assets in securities of emerging-markets issuers.

    Under normal market conditions, the fund will invest at least 80% of assets in equity securities of issuers from at least three foreign countries. The fund may invest in companies of all sizes.

    In managing the fund's investments, the portfolio managers:

    - combine top-down regional analysis with bottom-up company research

    - look for countries, sectors and companies with solid growth prospects and attractive market valuations

    - focus research efforts on early identification of new investment opportunities while seeking to manage risk

--- PORTFOLIO INVESTMENTS
----------------------------------

    Equity holdings may include:

    - common and preferred stocks

    - securities convertible into common or preferred stock

    - rights and warrants

    - depositary receipts

    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - foreign securities

    - market risk

    - non-diversified risk

    The value of your investment will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.

    To the extent that the fund invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Steven D. Bleiberg, Richard Watt, Emily Alejos, Robert B. Hrabchak and Alan Zlatar manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .80%
All other expenses                    .41%
                                     ----
Total expenses                       1.21%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                                    8/99           8/98           8/97           8/96           8/95
PERIOD ENDED:                                    -----------    -----------    -----------    -----------    -----------
PER-SHARE DATA
Net asset value, beginning of year.............   $  22.70       $  22.22       $  19.41       $  18.24       $  20.73
                                                  --------       --------       --------       --------       --------
  Income from investment operations:
    Net investment income (loss)...............       0.14           0.15           0.18           0.19           0.06
    Net gain (loss) on investments and foreign
      currency transactions (both realized and
      unrealized)..............................       2.90           3.26           2.89           1.05          (1.75)
                                                  --------       --------       --------       --------       --------
    Total from investment operations...........       3.04           3.41           3.07           1.24          (1.69)
                                                  --------       --------       --------       --------       --------
  Less distributions:
    Dividends from net investment income.......      (0.28)            --          (0.26)         (0.07)            --
    Distributions from capital gains...........      (1.99)         (2.93)            --             --          (0.80)
                                                  --------       --------       --------       --------       --------
    Total distributions........................      (2.27)         (2.93)         (0.26)         (0.07)         (0.80)
                                                  --------       --------       --------       --------       --------
Net asset value, end of year...................   $  23.47       $  22.70       $  22.22       $  19.41       $  18.24
                                                  ========       ========       ========       ========       ========
Total return...................................      13.88%         16.74%         15.93%          6.81%(1)      (8.06)%(1)
Ratios/supplemental data:
  Net assets, end of year (000s omitted).......   $675,118       $623,482       $568,510       $682,271       $773,255
  Ratio of expenses to average net assets......       1.21%(2)       1.14%(2)       1.16%(2)       1.19%(2)       1.25%(2)
  Ratio of net investment income (loss) to
    average net assets.........................       0.60%          0.72%          0.71%          0.84%          0.35%
  Fund turnover rate...........................        182%           141%           126%            86%            78%

(1)   Redemption fees not reflected in total return.

(2) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.22%, 1.23%, 1.25%, 1.22% and 1.26% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

                              EUROPEAN EQUITY FUND

--- GOAL AND STRATEGIES
-------------------------------

    The European Equity Fund seeks capital appreciation. To pursue this goal, the fund invests primarily in equity securities of Western European companies.

    The fund considers Western Europe to include the European Union, Norway and Switzerland. The European Union currently consists of: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

    Under normal market conditions, the fund invests at least 65% of assets in equity securities of companies located in or conducting a majority of their business in Western Europe or companies whose securities trade primarily in Western European markets. To enhance return potential, the fund may also pursue opportunities in other European countries.

    The fund intends to diversify its investments across different countries. However, at times the fund may invest a significant part of its assets in a single country. The fund may invest in companies of any size, although most of the fund's investments will be in medium to larger capitalization companies.

    In choosing stocks, the portfolio managers consider a number of factors including:

    - stock price relative to the company's rate of earnings growth

    - valuation relative to other European companies and market averages

    - merger-and-acquisition trends, particularly trends related to the impact of the introduction of the new single European currency, the euro, on companies' business strategies

--- PORTFOLIO INVESTMENTS
----------------------------------

    This fund currently intends to invest at least 80% of assets in equity securities of Western European companies. These equity securities include:

    - common and preferred stocks

    - securities convertible into common stocks

    - securities such as rights and warrants, whose values are based on common stocks

    To a limited extent, the fund may engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - market risk

    - foreign securities

    - region focus

    The value of your investment will fluctuate in response to Western European stock markets. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

    Targeting a single region could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Europe.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Harold W. Ehrlich, J.H. Cullum Clark and Nancy Nierman manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                       0.00%
All other expenses                   1.16%
                                     ----
Total expenses                       1.16%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                                                  8/99(1)
PERIOD ENDED:                                                 ---------------
PER-SHARE DATA
Net asset value, beginning of period........................      $10.00
                                                                  ------
  Income from investment operations:
    Net investment income (loss)............................        0.09
    Net gain (loss) on investments and foreign currency
     transactions (both realized and unrealized)............       (0.29)
                                                                  ------
    Total from investment operations........................       (0.20)
                                                                  ------
  Less distributions:
    Dividends from net investment income....................          --
    Distributions from capital gains........................          --
                                                                  ------
    Total distributions.....................................          --
                                                                  ------
Net asset value, end of period..............................      $ 9.80
                                                                  ======
Total return................................................       (2.00)%(2)
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................         $98
  Ratio of expenses to average net assets...................        1.16%(3,4)
  Ratio of net income (loss) to average net assets..........        1.67%(4)
  Fund turnover rate........................................        1.61%(2)

(1) For the period January 29, 1999 (commencement of operations) through August 31, 1999.

(2)   Not annualized.

(3) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.29% annualized for the period ended August 31, 1999.

(4)   Annualized.

                             U.S. CORE EQUITY FUND

--- GOAL AND STRATEGIES
-------------------------------

    The U.S. Core Equity Fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of large U.S. companies.

    In choosing stocks, the fund's portfolio managers use quantitative techniques to seek to identify companies with improving momentum and reasonable relative valuations. They emphasize the following five factors:

    - earnings

    - valuation

    - stability/consistency

    - relative price strength/sentiment

    - financial strength

    The managers seek to maintain characteristics that roughly mirror the S&P 500 Index with respect to:

    - market capitalization

    - industry/sector weightings

    - style exposure

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund invests at least 65% of assets in U.S. equity securities. Equity holdings may consist of:

    - common stocks

    - preferred stocks

    - securities convertible into common stocks

    - securities such as rights and warrants, whose values are based on common stocks

    The fund may invest up to 35% of its assets in dollar-denominated American Depositary Receipts (ADRs) and similar securities of foreign issuers. To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - market risk

    - non-diversified risk

    The value of your investment will fluctuate in response to stock market movements.

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    William W. Priest, Jr., Eric N. Remole, Marc Bothwell, Michael Welhoelter and John B. Hurford manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .53%
All other expenses                    .46%
                                     ----
Total expenses                        .99%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                          8/99          8/98          8/97          8/96        8/95(1)
PERIOD ENDED:                          ----------    ----------    ----------    ----------    ----------
PER-SHARE DATA
Net asset value, beginning of
  period.............................   $  21.73      $  24.40      $  19.05      $  17.86      $  15.00
                                        --------      --------      --------      --------      --------
  Income from investment operations:
    Net investment income (loss).....       0.07          0.01          0.14          0.20          0.22
    Net gain (loss) on investments
      (both realized and
      unrealized)....................       7.56          0.88          6.82          2.81          2.72
                                        --------      --------      --------      --------      --------
    Total from investment
      operations.....................       7.63          0.89          6.96          3.01          2.94
                                        --------      --------      --------      --------      --------
  Less distributions:
    Dividends from net investment
      income.........................      (0.04)        (0.13)        (0.20)        (0.21)        (0.08)
    Distributions from realized
      capital gains..................      (9.74)        (3.43)        (1.41)        (1.61)           --
                                        --------      --------      --------      --------      --------
    Total distributions..............      (9.78)        (3.56)        (1.61)        (1.82)        (0.08)
                                        --------      --------      --------      --------      --------
Net asset value, end of period.......   $  19.58      $  21.73      $  24.40      $  19.05      $  17.86
                                        ========      ========      ========      ========      ========
Total return.........................      38.07%         3.18%        38.32%        17.59%        19.75%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted).........................    $70,081       $63,514       $86,182       $59,015       $31,644
  Ratio of expenses to average net
    assets...........................       0.99%(2)      1.00%(2)      1.00%(2)      1.00%(2)      1.00%(2)
  Ratio of net investment income
    (loss) to average net assets.....       0.32%         0.23%         0.67%         1.25%         1.59%
  Fund turnover rate.................        110%          164%           93%          127%          123%

(1) For the period September 1, 1994 (commencement of operations) to August 31, 1995.

(2) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.22%, 1.18%, 1.18% and 1.34% for the years ended August 31, 1999, 1998, 1997 and 1996, respectively, and 1.51% annualized for the period ended August 31, 1999.

                                   FOCUS FUND

--- GOAL AND STRATEGIES
-------------------------------

    The Focus Fund seeks long-term appreciation of capital. To pursue this goal, the fund invests in securities of 40-60 U.S. companies. The "top ten" (largest company holdings) in the fund's portfolio may account for 40% or more of the fund's assets. The fund's portfolio managers search for industry sectors with favorable economic profit trends and may focus the portfolio in these sectors.

    In choosing stocks, the fund's portfolio managers use both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. The managers look for companies that:

    - earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits)

    - create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage

    - have current market valuations that do not fully recognize future economically profitable growth

    The managers believe this approach allows them to identify companies with low disappointment risk, as well as those with potential restructuring opportunities. The portfolio managers construct the fund's portfolio by weighting selected securities based on results of a proprietary analysis and risk-scoring system.

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund invests at least 65% of assets in U.S. equity securities. Equity holdings may consist of:

    - common stocks

    - preferred stocks

    - securities convertible into common stocks

    - securities such as rights and warrants, whose values are based on common stocks

    The fund may invest without limit in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - market risk

    - non-diversified risk

    The value of your investment will vary with changes in interest rates and other factors.

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    James A. Abate and Susan Everley manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .33%
All other expenses                    .66%
                                     ----
Total expenses                        .99%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                                                 8/99          8/98(1)
PERIOD ENDED:                                                 -----------    -----------
PER-SHARE DATA
Net asset value, beginning of period........................    $ 13.17        $15.00
                                                                -------        ------
  Income from investment operations:
    Net investment income (loss)............................       0.08          0.01
    Net gain (loss) on investments (both realized and
      unrealized)...........................................       6.92         (1.84)
                                                                -------        ------
    Total from investment operations........................       7.00         (1.83)
                                                                -------        ------
  Less distributions:
    Dividends from net investment income....................      (0.02)           --
    Distributions from capital gains........................         --            --
                                                                -------        ------
    Total distributions.....................................      (0.02)           --
                                                                -------        ------
Net asset value, end of period..............................    $ 20.15        $13.17
                                                                =======        ======
Total return................................................      53.21%       (12.20)%(2)
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................    $35,394       $22,659
  Ratio of expenses to average net assets...................       0.99%(3)      1.00%(3,4)
  Ratio of net investment income (loss) to average net
    assets..................................................       0.47%         0.92%(4)
  Fund turnover rate........................................        209%           52%(2)

(1) For the period August 3, 1998 (commencement of operations) through August 31, 1998.

(2)   Not annualized.

(3) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.42% for the year ended August 31, 1999 and 1.30% annualized for the period ended August 31, 1998.

(4)   Annualized.

                         LONG-SHORT MARKET NEUTRAL FUND

--- GOAL AND STRATEGIES
-------------------------------

    The Long-Short Market Neutral Fund seeks long-term capital appreciation while minimizing exposure to general equity market risk. This fund seeks a total return greater than the return of the Salomon Smith Barney 1-Month Treasury Bill Index-TM-.

    To pursue its goal, the fund takes long positions in stocks that the portfolio manager has identified as attractive and short positions in stocks that the manager has identified as unattractive. In doing so, the fund attempts to minimize directional market risks associated with investing in the equity market by neutralizing the effects of general stock market movements on its performance.

    In choosing long and short positions for the fund, the portfolio managers use quantitative techniques to analyze the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The managers seek to construct a portfolio that has:

    - minimal net exposure to the general U.S. equity market

    - low to neutral exposure to any particular industry or specific capitalization range (e.g., large cap, mid cap and small cap)

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund takes long and short positions in equity securities that are principally traded in U.S. markets. These securities may include:

    - common stocks of U.S. issuers

    - American depositary receipts of foreign issuers

    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - market risk

    - non-diversified risk

    - short positions

    The value of your investment will fluctuate in response to stock market movements.

    Although all mutual funds are subject to the risk that the fund's portfolio managers will not make good investments, the fund's strategy of taking both long and short positions increases this risk because long positions could decline in value at the same time short positions increase. As with other mutual funds, taking long positions in stocks that decline in value would hurt the fund's performance. Additionally, however, if the fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar stock mutual funds that do not take short positions. Short sales also involve expenses that will decrease the fund's return.

    An investment in the fund involves greater volatility and significantly more risks than investing in one-month U.S. Treasury bills. Unlike Treasury bills:

    - an investment in the fund is not guaranteed by the U.S. government

    - the fund does not provide a fixed rate of return

    - you can lose money by investing in the fund

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    William W. Priest, Jr., Eric N. Remole, Marc Bothwell and Michael Welhoelter manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .99%*
All other expenses                   2.34%
                                     ----
Total expenses                       3.33%

* The management fee of the fund may be increased or decreased pursuant to the application of an adjustment formula based upon the fund's investment performance as compared to the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM-. The basic management fee is 1.50%. The management fee, as adjusted, may range from 1.00% to 2.00%. The management fee as adjusted and effective August 1, 1999, was 1.00%.

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                                                8/99          8/98(1)
PERIOD ENDED:                                                 ---------   ----------------
PER-SHARE DATA
Net asset value, beginning of period........................   $15.27          $15.00
                                                               ------          ------
  Income from investment operations:
    Net investment income (loss)............................   0.39(5)           0.05
    Net gain (loss) on investments and securities sold short
      (both realized and unrealized)........................    (1.25)           0.22
                                                               ------          ------
    Total from investment operations........................    (0.86)           0.27
                                                               ------          ------
  Less distributions:
    Dividends from net investment income....................    (0.07)             --
    Distributions from capital gains........................    (0.13)             --
                                                               ------          ------
    Total distributions.....................................    (0.20)             --
                                                               ------          ------
Net asset value, end of period..............................   $14.21          $15.27
                                                               ======          ======
Total return................................................    (5.68)%          1.80%(2)
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................   $5,901          $6,302
  Ratio of expenses to average net assets (including
    dividend expenses)......................................     3.33%(3)        4.32%(3,4)
  Ratio of expenses to average net assets (excluding
    dividend expenses)......................................     2.00%(3)        2.00%(3,4)
  Ratio of net investment income (loss) to average net
    assets..................................................     2.65%           1.96%(4)
  Fund turnover rate........................................      705%            130%(2)

(1) For the period August 3, 1998 (commencement of operations) through August 31, 1998.

(2)   Not annualized.

(3) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.56% (excluding dividend expense) and 3.93% (including dividend expense) for the year ended August 31, 1999 and 5.12% (excluding dividend expense) and 7.44% (including dividend expense) annualized for the period ended August 31, 1998.

(4)   Annualized.

(5) Per share information is calculated using the average share outstanding method.

                          U.S. CORE FIXED INCOME FUND

--- GOAL AND STRATEGIES
-------------------------------
    The U.S. Core Fixed Income Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities of U.S. issuers.
    The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted-average maturity will typically be between five and 15 years.

--- PORTFOLIO INVESTMENTS
----------------------------------
    Under normal market conditions, this fund invests at least 65% of assets in U.S. fixed-income securities such as:
    - corporate bonds, debentures and notes
    - government and agency securities
    - mortgage-backed securities
    The fund may invest:
    - up to 35% of assets in debt securities of foreign issuers
    - up to 20% of assets in securities denominated in foreign currency
    - up to 10% of assets in non-investment-grade debt securities (junk bonds) of issuers located in emerging markets
    - up to 10% of assets in bonds convertible into equity securities
    - up to 10% of assets in preferred stocks
    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------
    This fund's principal risk factors are:
    - credit risk
    - interest-rate risk
    - market risk
    - non-diversified risk
    You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.
    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.
    To the extent that it invests in certain securities, the fund may be affected by additional risks:
    - mortgage-backed securities: extension and prepayment risks
    - junk bonds: above-average credit, information, market and other risks
    - foreign securities: currency, information and political risks

    - equity securities (including convertible bonds and preferred stocks): information, market and other risks

    These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Gregg M. Diliberto, Mark K. Silverstein, Jo Ann Corkran, Jose A. Rodriguez and Dilip K. Rasgotra manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .21%
All other expenses                    .23%
                                     ----
Total expenses                        .44%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                            8/99        8/98        8/97        8/96        8/95
PERIOD ENDED:                             ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of year......  $  15.72    $  15.65    $  15.06    $  15.42     $ 14.77
                                          --------    --------    --------    --------     -------
  Income from investment operations:
    Net investment income (loss)........      0.93        0.84        0.92        0.95        0.88
    Net gain (loss) on investments,
      futures and foreign currency
      transactions (both realized and
      unrealized).......................     (0.56)       0.33        0.76       (0.16)       0.61
                                          --------    --------    --------    --------     -------
    Total from investment operations....      0.37        1.17        1.68        0.79        1.49
                                          --------    --------    --------    --------     -------
  Less distributions:
    Dividends from net investment
      income............................     (0.91)      (0.87)      (0.97)      (0.93)      (0.84)
    Distributions from capital gains....     (0.17)      (0.23)      (0.12)      (0.22)         --
                                          --------    --------    --------    --------     -------
    Total distributions.................     (1.08)      (1.10)      (1.09)      (1.15)      (0.84)
                                          --------    --------    --------    --------     -------
Net asset value, end of year............  $  15.01    $  15.72    $  15.65    $  15.06     $ 15.42
                                          ========    ========    ========    ========     =======
Total return............................      2.37%       7.77%      11.53%       5.23%      10.60%
Ratios/supplemental data:
  Net assets, end of year (000s
    omitted)............................  $350,844    $393,533    $177,219    $118,596     $99,250
  Ratio of expenses to average net
    assets..............................      0.44%*      0.47%*      0.50%*      0.50%*      0.50%*
  Ratio of net investment income (loss)
    to average net assets...............      5.90%       5.87%       6.31%       6.43%       6.47%
  Fund turnover rate....................       569%        372%        372%        201%        304%

* Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been .62%, .74%, .78%, .78% and .84% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

                                HIGH YIELD FUND

--- GOAL AND STRATEGIES
-------------------------------
    The High Yield Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities rated below investment grade by primary ratings services such as Standard & Poor's Ratings Service and Moody's Investor Service. These high-yield, higher-risk securities are commonly known as "junk bonds."
    In choosing investments for the fund, the portfolio managers:
    - emphasize top-down analysis of industry sectors and themes to determine which sectors may benefit from current and future changes in the economy
    - seek to allocate risk by investing among a variety of industry sectors
    - look at the financial condition of the issuers (including debt/equity ratios), as well as features of the securities themselves

--- PORTFOLIO INVESTMENTS
----------------------------------
    Under normal market conditions, this fund invests at least 65% of assets in high-yield, higher-risk fixed-income securities issued by U.S. and foreign corporations, governments and agencies.
    The fund may invest:
    - without limit in junk bonds, including their unrated equivalents
    - up to 35% of assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options
    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------
    This fund's principal risk factors are:
    - credit risk
    - interest-rate risk
    - market risk
    - non-diversified risk
    The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, junk-bond markets may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.
    Junk bonds generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."
    Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in junk bonds involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio managers' analysis than would be the case if the fund were investing in higher-quality bonds.

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.

    To the extent that the fund invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Richard Lindquist, Marianne Rossi, Misia Dudley, John Tobin and Mary Ann Thomas manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .39%
All other expenses                    .30%
                                     ----
Total expenses                        .69%

                           ANALYSIS OF CREDIT QUALITY

    During the fiscal period ended August 31, 1999, the percentage of fund securities holdings by rating category based upon a weighted monthly average was:

BONDS-S&P RATING:
AAA.........................................................         %
AA..........................................................         %
A...........................................................         %
BBB.........................................................     2.57%
BB..........................................................    10.81%
B...........................................................    59.17%
CCC.........................................................         %
CC..........................................................         %
C...........................................................         %
Below C or unrated..........................................    22.32%
Cash/Governments/Agencies...................................     5.13%
                                                                -----
TOTAL.......................................................      100%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                            8/99          8/98          8/97          8/96          8/95
PERIOD ENDED                              ---------    ----------    ----------    ----------    ----------
PER-SHARE DATA
Net asset value, beginning of year......   $ 16.60      $ 17.08       $ 16.09       $ 15.72       $  15.94
                                           -------      -------       -------       -------       --------
  Income from investment operations:
    Net investment income (loss)........      1.42         1.43          1.37          1.47           1.42
    Net gain (loss) on investments (both
      realized and unrealized)..........     (1.33)       (0.49)         0.96          0.40          (0.30)
                                           -------      -------       -------       -------       --------
    Total from investment operations....      0.09         0.94          2.33          1.87           1.12
                                           -------      -------       -------       -------       --------
  Less distributions:
    Dividends from net investment
      income............................     (1.37)       (1.42)        (1.34)        (1.50)         (1.34)
    Distributions from realized capital
      gains.............................        --           --            --            --             --
                                           -------      -------       -------       -------       --------
    Total distributions.................     (1.37)       (1.42)        (1.34)        (1.50)         (1.34)
                                           -------      -------       -------       -------       --------
Net asset value, end of year............   $ 15.32      $ 16.60       $ 17.08       $ 16.09       $  15.72
                                           =======      =======       =======       =======       ========
Total return............................      0.67%        5.48%        15.17%        12.42%          7.79%(2)
Ratios/supplemental data:
  Net assets, end of year (000s
    omitted)............................   $95,129      $94,044       $92,630       $75,849       $153,621
  Ratio of expenses to average net
    assets..............................      0.69%(1)     0.70%(1)      0.70%(1)      0.88%(1)       1.00%(1)
  Ratio of net investment income (loss)
    to average net assets...............      9.10%        8.12%         8.44%         8.92%          9.37%
  Fund turnover rate....................        40%          60%           84%          143%            70%

(1) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.04%, 1.14%, 1.13%, 1.11% and 1.08% for the years ended
    August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

(2)   Redemption fees not reflected in total return.

                              MUNICIPAL BOND FUND

--- GOAL AND STRATEGIES
-------------------------------

    The Municipal Bond Fund seeks high total return. To pursue this goal, it invests in municipal securities -- debt obligations issued by state and local governments within the U.S.

    The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted average maturity will typically be between 10 and 15 years.

    Holdings may include both general-obligation and revenue securities. General obligation securities are secured by the issuing government's full faith and credit, as well as its taxing power. Revenue securities are payable only from specific revenue sources related to the project being financed.

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund invests at least 80% of assets in municipal securities.

    The fund may invest:

    - up to 40% of assets in municipal securities issued to finance private activities

    - without limit in securities rated below investment grade (junk bonds), including their unrated equivalents

    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - credit risk

    - interest-rate risk

    - market risk

    - non-diversified status

    You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

    Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

    A portion of the fund's assets may generate income that could be taxable to you. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Gregg M. Diliberto, Mark K. Silverstein, Jo Ann Corkran, Jose A. Rodriguez and Dilip K. Rasgotra manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .28%
All other expenses                    .71%
                                     ----
Total expenses                        .99%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                            8/99        8/98        8/97        8/96        8/95
PERIOD ENDED:                             ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of year......   $ 15.12     $ 14.84     $ 14.65     $ 15.46     $ 15.06
                                           -------     -------     -------     -------     -------
  Income from investment operations:
    Net investment income (loss)........      0.67        0.70        0.72        0.73        0.71
    Net gain (loss) on investments (both
      realized and unrealized)..........     (0.60)       0.40        0.65       (0.37)       0.50
                                           -------     -------     -------     -------     -------
    Total from investment operations....      0.07        1.10        1.37        0.36        1.21
                                           -------     -------     -------     -------     -------
  Less distributions:
    Dividends from net investment
      income............................     (0.68)      (0.71)      (0.72)      (0.74)      (0.76)
    Distributions from capital gains....     (0.21)      (0.11)      (0.46)      (0.43)      (0.05)
                                           -------     -------     -------     -------     -------
    Total distributions.................     (0.89)      (0.82)      (1.18)      (1.17)      (0.81)
                                           -------     -------     -------     -------     -------
Net asset value, end of year............   $ 14.30     $ 15.12     $ 14.84     $ 14.65     $ 15.46
                                           =======     =======     =======     =======     =======
Total return............................      0.36%       7.62%       9.74%       2.27%       8.42%
Ratios/supplemental data
  Net assets, end of year (000s
    omitted)............................   $22,423     $22,229     $19,810     $19,581     $48,978
  Ratio of expenses to average net
    assets..............................      0.99%*      1.00%*      1.00%*      1.00%*      1.00%*
  Ratio of net investment income (loss)
    to average net assets...............      4.49%       4.72%       4.88%       4.62%       4.76%
  Fund turnover rate....................        26%         57%         43%         34%         25%

* Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.43%, 1.39%, 1.37%, 1.42% and 1.19% for the years ended
    August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

                       STRATEGIC GLOBAL FIXED INCOME FUND

--- GOAL AND STRATEGIES
-------------------------------

    The Strategic Global Fixed Income Fund seeks high total return. To pursue this goal, it invests in fixed-income securities of U.S. and foreign issuers denominated in various currencies.

    This fund may invest in any country or region, including emerging markets. The portfolio managers generally seek to invest in countries exhibiting an attractive combination of fixed-income returns and currency exchange rates. If the currency trend is unfavorable, the managers may seek to reduce the currency risk through hedging. In addition, the portfolio managers may also engage in currency transactions to seek to generate income.

    The fund seeks to maintain a weighted-average credit rating comparable to at least the BBB rating of Standard & Poor's Ratings Services.

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund invests at least 65% of assets in fixed-income securities of corporate, government and agency issuers located in at least three countries, including the U.S.

    Fixed-income holdings may include:

    - corporate bonds, debentures and notes

    - U.S. and foreign government and agency securities

    - securities of supranational organizations

    - preferred stocks

    - securities convertible into equity securities

    - mortgage-backed and asset-backed securities

    The fund may:

    - concentrate its investments in a single country or region

    - invest without limit in fixed-income securities rated below investment-grade (junk bonds)

    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - credit risk

    - foreign securities

    - interest-rate risk

    - market risk

    - non-diversified status

    You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

    International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

    To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Gregg M. Diliberto, Mark K. Silverstein, Jo Ann Corkran, Jose A. Rodriguez and Dilip K. Rasgotra manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .00%
All other expenses                    .74%
                                     ----
Total expenses                        .74%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                            8/99        8/98        8/97        8/96        8/95
PERIOD ENDED:                             ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of year......   $ 15.10     $ 15.41     $ 15.75     $ 15.67     $ 15.00
                                           -------     -------     -------     -------     -------
  Income from investment operations:
    Net investment income (loss)........      0.79        0.87        0.85        0.87        1.06
    Net gain (loss) on investments,
      futures and foreign currency
      transactions (both realized and
      unrealized).......................     (0.35)      (0.25)      (0.16)       0.58        0.49
                                           -------     -------     -------     -------     -------
    Total from investment operations....      0.44        0.62        0.69        1.45        1.55
                                           -------     -------     -------     -------     -------
  Less distributions:
    Dividends from net investment
      income............................     (0.29)      (0.45)      (0.71)      (1.22)      (0.88)
    Distributions from realized capital
      gains.............................     (0.28)      (0.48)      (0.32)      (0.15)         --
                                           -------     -------     -------     -------     -------
    Total distributions.................     (0.57)      (0.93)      (1.03)      (1.37)      (0.88)
                                           -------     -------     -------     -------     -------
Net asset value, end of year............   $ 14.97     $ 15.10     $ 15.41     $ 15.75     $ 15.67
                                           =======     =======     =======     =======     =======
Total return............................      2.78%       4.19%       4.48%       9.65%      10.72%
Ratios/supplemental data
  Net assets, end of year (000s
    omitted)............................   $27,342     $28,483     $44,285     $38,348     $19,565
  Ratio of expenses to average net
    assets..............................      0.74%*      0.75%*      0.75%*      0.75%*      0.75%*
  Ratio of net investment income (loss)
    to average net assets...............      4.96%       5.30%       5.31%       7.37%       7.26%
  Fund turnover rate....................       305%        283%         98%         87%         91%

* Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.27%, 1.17%, 0.98%, 1.07% and 1.29% for the years ended
    August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

                                MORE ABOUT RISK

--- INTRODUCTION
----------------------
    A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.
    The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

--- TYPES OF INVESTMENT RISK
-------------------------------------
    The following risks are referred to throughout this PROSPECTUS.
    ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.
    CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.
    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.
    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.
    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
    EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.
    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.
    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.
    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

    REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

    YEAR 2000 PROCESSING RISK Many services provided to the funds and their shareholders by CSAM and certain of its affiliates (CSAM Service Providers) and the funds' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations (Year 2000 Issue). The Year 2000 Issue affects practically all companies, organizations, governments, markets and economies throughout the world -- including companies or governmental entities in which the funds invest and markets in which they trade. The funds' operations are dependent upon interactions among many participants in the financial-services and other related industries, and the Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other fund operations. It has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the funds' foreign investments. The CSAM Service Providers are monitoring this progress with the assistance of the funds' custodian and are evaluating appropriate actions.

    The CSAM Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps in preparation for the year 2000. The CSAM Service Providers anticipate that their systems and those of the funds' other major service providers will be adapted in time for the year 2000. The CSAM Service Providers have completed mission critical systems testing and have participated in industry-wide testing programs. In addition, the CSAM Service Providers have formulated a contingency plan to address the Year 2000 Issue.

    The CSAM Service Providers continue to monitor the Year 2000 Issue and its potential impact on the funds. However, at this time no one knows precisely what the degree of impact will be, and there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the funds' investments or on global markets or economies, generally. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect a fund's performance.

                         CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/x/ Permitted without limitation; does not indicate actual use

20% ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ / Permitted, but not expected to be used to a significant extent

-- Not permitted






                                                                                    INTERNATIONAL
                                                                                     GROWTH FUND


INVESTMENT PRACTICE                                                                     LIMIT
---------------------------------------------------------------------------------------------------

BORROWING  The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                            33 1/3%

COUNTRY/REGION FOCUS  Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a
more geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.          /x/

CURRENCY HEDGING  Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL,
VALUATION RISKS.                                                                         /x/

EMERGING MARKETS  Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                              30%

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                          /x/

FOREIGN SECURITIES  Securities of foreign issuers. May include depositary
receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.          /x/

FUTURES AND OPTIONS ON FUTURES  Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                   / /

INVESTMENT-GRADE DEBT SECURITIES  Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-
RATE, MARKET RISKS.                                                                      / /

MORTGAGE-BACKED AND ASSET-BACKED (3) SECURITIES  Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other
receivables. CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.              / /

MUNICIPAL SECURITIES  Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                                       [/ /]

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of comparable quality.
Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.                                                      / /

OPTIONS  Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED EXPOSURE,
LIQUIDITY, MARKET,  SPECULATIVE EXPOSURE RISKS.                                          / /




                                                                                                      STRATE-
                                                                  LONG-    U.S.                       GIC
                                         EURO-     U.S.           SHORT-   CORE              MUNICI-  GLOBAL
                                         PEAN      CORE           MARKET   FIXED    HIGH     PAL      FIXED
                                         EQUITY   EQUITY   FOCUS  NEUTRAL  INCOME   YIELD    BOND     INCOME
                                         FUND      FUND    FUND    FUND     FUND     FUND     FUND     FUND


INVESTMENT PRACTICE                                                  LIMIT
--------------------------------------------------------------------------------------------------------------

BORROWING  The borrowing of money from
banks to meet redemptions or for other
temporary or emergency purposes.
SPECULATIVE EXPOSURE RISK.                  30%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%

COUNTRY/REGION FOCUS  Investing a
significant portion of fund assets in a
single country or region. Market swings
in the targeted country or region will
be likely to have a greater effect on
fund performance than they would in a
more geographically diversified equity
fund. CURRENCY, MARKET, POLITICAL RISKS.    /x/     / /      / /      / /      /x/      / /      --    /x/

CURRENCY HEDGING  Instruments, such as
options, futures, forwards or swaps,
intended to manage fund exposure to
currency risk. Options, futures or
forwards involve the right or obligation
to buy or sell a given amount of foreign
currency at a specified price and future
date. Swaps involve the right or
obligation to receive or make payments
based on two different currency rates.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED
EXPOSURE, LIQUIDITY, POLITICAL,
VALUATION RISKS.                            /x/      / /      / /      / /      /x/      / /      --       /x/

EMERGING MARKETS  Countries generally
considered to be relatively less
developed or industrialized. Emerging
markets often face economic problems
that could subject the fund to increased
volatility or substantial declines in
value. Deficiencies in regulatory
oversight, market infra-structure,
shareholder protections and company laws
could expose the fund to risks beyond
those generally encountered in developed
countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL,
POLITICAL, VALUATION RISKS.                  20%     / /      / /      / /      / /      / /      / /      /x/

EQUITY AND EQUITY-RELATED SECURITIES
Common stocks and other securities
representing or related to ownership in
a company. May also include warrants,
rights, options, preferred stocks and
convertible debt securities. These
investments may go down in value due
to stock market movements or negative
company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                     /x/      /x/      /x/      /x/      / /      / /      / /      / /

FOREIGN SECURITIES  Securities of foreign
issuers. May include depositary receipts.
CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, VALUATION RISKS.                  /x/      / /      35%      / /      35%      / /      --       /x/

FUTURES AND OPTIONS ON FUTURES  Exchange-
traded contracts that enable the fund to
hedge against or speculate on future
changes in currency values, interest
rates or stock indexes. Futures obligate
the fund (or give it the right, in the
case of options) to receive or make
payment at a specific future time based
on those future changes.(1) CORRELATION,
CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)       / /      / /      / /      / /      / /      / /      --       / /

INVESTMENT-GRADE DEBT SECURITIES  Debt
securities rated within the four highest
grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating
service, and unrated securities of
comparable quality. CREDIT, INTEREST-
RATE, MARKET RISKS.                          / /      / /      / /      / /      / /      / /      / /      / /

MORTGAGE-BACKED AND ASSET-BACKED (3)
SECURITIES  Debt securities backed by
pools of mortgages, including
passthrough certificates and other
senior classes of collateralized
mortgage obligations (CMOs), or other
receivables. CREDIT, EXTENSION, INTEREST-
RATE, LIQUIDITY, PREPAYMENT RISKS.           / /     / /      / /      / /      /x/      / /      --       /x/

MUNICIPAL SECURITIES  Debt obligations
issued by or on behalf of states,
territories and possessions of the U.S.
and the District of Columbia and their
political subdivisions, agencies and
instrumentalities. Municipal securities
may be affected by uncertainties
regarding their tax status, legislative
changes or rights of municipal-securities
holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                            / /      / /      / /      / /      / /      / /      /x/      / /

NON-INVESTMENT-GRADE DEBT SECURITIES
Debt securities and convertible
securities rated below the fourth-highest
grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated
securities of comparable quality.
Commonly referred to as junk bonds.
CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.          20%       / /      / /      / /      / /      /x/      --       / /

OPTIONS  Instruments that provide a right
to buy (call) or sell (put) a particular
security, currency or index of securities
at a fixed price within a certain time
period. The fund may purchase or sell
(write) both put and call options for
hedging or speculative purposes.(1)
CORRELATION, CREDIT, HEDGED EXPOSURE,
LIQUIDITY, MARKET,  SPECULATIVE EXPOSURE
RISKS.                                       / /      / /      / /      / /      / /      / /      / /      / /






                                                                                        INTER-
                                                                                       NATIONAL
                                                                                        GROWTH
                                                                                         FUND


INVESTMENT PRACTICE                                                                      LIMIT
------------------------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS  Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                       /x/

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements. LIQUIDITY, MARKET,
VALUATION RISKS.                                                                          15%

SECURITIES LENDING  Lending portfolio securities to financial institutions;
the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET, OPERATIONAL RISKS.                                 33 1/3%

SHORT POSITIONS  Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar mutual funds that do not take short positions. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                                    [/ /]

SHORT SALES "AGAINST THE BOX"  A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                             / /

SHORT-TERM TRADING  Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses.
Increased short-term capital gains distributions could raise shareholders'
income tax liability.                                                                     [/ /]

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than
three years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                               5%

STRUCTURED INSTRUMENTS  Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct invest-
ment is restricted. CREDIT, CURRENCY, INFORMATION,
INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE,
VALUATION RISKS.                                                                            / /

TEMPORARY DEFENSIVE TACTICS  Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and
might prevent the fund from achieving its goal.                                             / /

WARRANTS  Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually
for a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                          / /

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS  The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                    25%

ZERO-COUPON BONDS  Debt securities that pay no cash income to holders for either an intial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between
purchase price and maturity value. INTEREST-RATE, MARKET RISKS.                             / /



1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
2 The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.
3 Although there is no stated investment limitation with respect to mortgage-backed securities, each fund will limit its investments in asset-backed securities to 25% of total assets.


                                                                                                         STRATE-
                                                                       LONG-     U.S.                      GIC
                                             EURO-    U.S.             SHORT-    CORE           MUNICI-  GLOBAL
                                             PEAN     CORE             MARKET    FIXED   HIGH    PAL      FIXED
                                            EQUITY   EQUITY    FOCUS   NEUTRAL  INCOME  YIELD    BOND     INCOME
                                             FUND     FUND     FUND     FUND     FUND    FUND    FUND     FUND


INVESTMENT PRACTICE                                                    LIMIT
-----------------------------------------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS  Foreign govern-
ments may sell all or part of their
interests in enterprises they own or
control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL,
VALUATION RISKS.                                /x/     / /        / /      / /     / /     / /        --      / /

RESTRICTED AND OTHER ILLIQUID SECURITIES
Securities with restrictions on trading,
or those not actively traded. May include
private placements. LIQUIDITY, MARKET,
VALUATION RISKS.                                15%      15%       15%      15%      15%      15%      15%      15%

SECURITIES LENDING  Lending portfolio
securities to financial institutions;
the fund receives cash, U.S. government
securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET,
OPERATIONAL RISKS.                          33 1/3%   33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%

SHORT POSITIONS  Selling borrowed
securities with the intention of
repurchasing them for a profit on the
expectation that the market price will
drop. If a fund were to take short
positions in stocks that increase in
value, then it would be likely to
underperform similar mutual funds
that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                          / /      / /       / /       /x/      / /     / /      --      / /

SHORT SALES "AGAINST THE BOX"  A short
sale when the fund owns enough shares
of the security involved to cover the
borrowed securities, if necessary.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                          / /      / /       / /       / /      / /     / /      --      / /

SHORT-TERM TRADING  Selling a security
shortly after purchase. A fund engaging
in short-term trading will have higher
turnover and transaction expenses.
Increased short-term capital gains
distributions could raise shareholders'
income tax liability.                           /x/     / /       / /       / /      / /      / /      / /      / /

START-UP AND OTHER SMALL COMPANIES
Companies with small relative market
capitalizations, including those with
continuous operations of less than
three years. INFORMATION, LIQUIDITY,
MARKET, VALUATION RISKS.                        5%       5%        5%        / /      5%       5%       5%       5%

STRUCTURED INSTRUMENTS  Swaps,
structured securities and other
instruments that allow the fund to gain
access to the performance of a benchmark
asset (such as an index or selected
stocks) where the fund's direct invest-
ment is restricted. CREDIT, CURRENCY,
INFORMATION,
INTEREST-RATE, LIQUIDITY, MARKET,
POLITICAL, SPECULATIVE EXPOSURE,
VALUATION RISKS.                                / /      / /       / /       / /      / /      / /       --      / /

TEMPORARY DEFENSIVE TACTICS  Placing
some or all of the fund's assets in
investments such as money-market
obligations and investment-grade debt
securities for defensive purposes.
Although intended to avoid losses in
adverse market, economic, political or
other conditions, defensive tactics
might be inconsistent with the fund's
principal investment strategies and
might prevent the fund from achieving
its goal.                                       / /      / /       / /       / /      / /      / /      / /      / /

WARRANTS  Options issued by a company
granting the holder the right to buy
certain securities, generally common
stock, at a specified price and usually
for a limited time. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                     15%      / /       /x/       / /      / /      / /      / /      / /

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS  The purchase or sale of
securities for delivery at a future
date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                 20%      25%       25%       / /      25%      25%      25%      25%

ZERO-COUPON BONDS  Debt securities
that pay no cash income to holders
for either an intial period or until
maturity and are issued at a discount
from maturity value. At maturity, return
comes from the difference between
purchase price and maturity value.
INTEREST-RATE, MARKET RISKS.                    / /      / /       / /       / /      / /      / /       --      / /


                               MEET THE MANAGERS

    The Credit Suisse Asset Management International Equity Management Team is responsible for the day-to-day management of the International Growth Fund. The team consists of the following individuals:

                                    [PHOTO]
                               STEVEN D. BLEIBERG
                               MANAGING DIRECTOR
/ /  Team member since 1991
/ /  With Credit Suisse Asset Management since 1991

                                    [PHOTO]
                                  RICHARD WATT
                               MANAGING DIRECTOR
/ /  Team member since 1995
/ /  With Credit Suisse Asset Management since 1995
/ / Director and head of emerging markets investments and research at Gartmore Investment Limited in London, 1992 to 1995

                                    [PHOTO]
                                  EMILY ALEJOS
                                    DIRECTOR
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ / Vice president and emerging markets portfolio manager with Bankers Trust, 1993 to 1997

                                    [PHOTO]
                               ROBERT B. HRABCHAK
                                    DIRECTOR
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ /  Senior portfolio manager at Merrill Lynch Asset Management, 1995 to 1997

/ /  Salomon Brothers, 1993 to 1995
                                    [PHOTO]
                                  ALAN ZLATAR
                                 VICE PRESIDENT
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ /  European equity analyst at Credit Suisse Group in Zurich, 1994 to 1997

    The following individuals manage the European Equity Fund:

                                    [PHOTO]
                               HAROLD W. EHRLICH
                               MANAGING DIRECTOR
/ /  Co-Portfolio Manager, European Equity Fund since 1999
/ / Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management
/ /  With Warburg Pincus Asset Management since 1995
/ / Senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc., 1987 to 1995

                                    [PHOTO]
                                 NANCY NIERMAN
                                    DIRECTOR
/ /  Co-Portfolio Manager, European Equity Fund since 1999
/ / Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management
/ /  With Warburg Pincus Asset Management since 1996

/ /  Vice president at Fiduciary Trust Company International, 1990 to 1996
                                    [PHOTO]
                               J.H. CULLUM CLARK
                                    DIRECTOR

/ /  Co-Portfolio Manager, European Equity Fund since 1999

/ / Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management

/ /  With Warburg Pincus Asset Management since 1996

/ /  Analyst and portfolio manager at Brown Brothers Harriman, 1993 to 1996

    The Credit Suisse Asset Management Equity Management Team is responsible for the day-to-day management of the U.S. Core Equity Fund. The team consists of the following individuals:

                                    [PHOTO]
                             WILLIAM W. PRIEST, JR.
                             CEO, MANAGING DIRECTOR

/ /  Team member since 1972

/ /  With Credit Suisse Asset Management for more than 25 years

                                    [PHOTO]
                                 ERIC N. REMOLE
                               MANAGING DIRECTOR

/ /  Team member since 1983

/ /  With Credit Suisse Asset Management since 1997

/ / Managing director and portfolio manager of Chancellor/LGT Asset Management, Inc., 1983 to 1997

                                    [PHOTO]
                                 MARC BOTHWELL
                                 VICE PRESIDENT

/ /  Team member since 1997

/ /  With Credit Suisse Asset Management since 1997

/ / Vice president and portfolio manager at Chancellor/LGT Asset Management, Inc., 1994 to 1997

                                    [PHOTO]
                               MICHAEL WELHOELTER
                                 VICE PRESIDENT

/ /  Team member since 1993

/ /  With Credit Suisse Asset Management since 1997

/ / Vice president and portfolio manager at Chancellor/LGT Asset Management, Inc., 1986 to 1997

    The day-to-day portfolio management of the Focus Fund is the responsibility of the Credit Suisse Asset Management Value Equity Management Team. The Value Equity Team consists of the following investment professionals:

                                    [PHOTO]
                                 JAMES A. ABATE
                                    DIRECTOR

/ /  Team member since 1995

/ /  With Credit Suisse Asset Management since 1995

/ /  Managing director at VERT Independent Capital Research, [  ] to 1995

                                    [PHOTO]
                                D. SUSAN EVERLEY
                                 VICE PRESIDENT

/ /  Team member since 1998

/ /  With Credit Suisse Asset Management since 1998

/ /  Securities analyst at Goldman Sachs, 1996 to 1998

    The Credit Suisse Asset Management Structured Equity Team is responsible for the day-to-day management of the Long-Short Market Neutral Fund. The Structured Equity Team consists of the following individuals:

                                    [PHOTO]
                             WILLIAM W. PRIEST, JR.
                             CEO, MANAGING DIRECTOR

/ /  Team member since 1972

/ /  With Credit Suisse Asset Management for more than 25 years

                                    [PHOTO]
                                 ERIC N. REMOLE
                               MANAGING DIRECTOR

/ /  Team member since 1997

/ /  With Credit Suisse Asset Management since 1997

/ / Managing director and portfolio manager of Chancellor/LGT Asset Management, Inc., 1983 to 1997

                                    [PHOTO]
                                 MARC BOTHWELL
                                 VICE PRESIDENT

/ /  Team member since 1997

/ /  With Credit Suisse Asset Management since 1997

/ / Vice president and portfolio manager at Chancellor/LGT Asset Management, Inc., 1994 to 1997

                                    [PHOTO]
                               MICHAEL WELHOELTER
                                 VICE PRESIDENT

/ /  Team member since 1997

/ /  With Credit Suisse Asset Management since 1997

/ / Vice president and portfolio manager at Chancellor/LGT Asset Management, Inc., 1986 to 1997

    The Credit Suisse Asset Management Fixed Income Management Team is responsible for the day-to-day management of the Municipal Bond Fund and the U.S. Core Fixed Income Fund and supervising the activities of Credit Suisse Asset Management Limited, the sub-investment adviser for the Strategic Global Fixed Income Fund. The team consists of the following individuals:

                                    [PHOTO]
                               GREGG M. DILIBERTO
                               MANAGING DIRECTOR
/ /  Team member since 1984
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston
/ /  With CS First Boston since 1984

                                    [PHOTO]
                              MARK K. SILVERSTEIN
                               MANAGING DIRECTOR
/ /  Team member since 1991
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston
/ /  With CS First Boston since 1991

                                    [PHOTO]
                                 JO ANN CORKRAN
                                    DIRECTOR
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ / Director of mortgage- and asset-backed research at Morgan Stanley, 1994 to 1997

                                    [PHOTO]
                               JOSE A. RODRIGUEZ
                                    DIRECTOR
/ /  Team member since 1999
/ /  With Credit Suisse Asset Management since 1999
/ / Managing director and senior portfolio manager at Prudential Investments, 1988 to 1999

                            SUB-INVESTMENT ADVISER
                               PORTFOLIO MANAGER
                      STRATEGIC GLOBAL FIXED INCOME FUND

  DILIP K. RASGOTRA manages the Strategic Global Fixed Income Fund's investments. Mr. Rasgotra is a Managing Director of Credit Suisse Asset Management Limited, the fund's sub-investment adviser. Mr. Rasgotra has been with Credit Suisse Asset Management Limited since 1983.

                       ----------------------------------

    The day-to-day portfolio management of the High Yield Fund is the responsibility of the Credit Suisse Asset Management High Yield Management Team. The team consists of the following investment professionals:

                                    [PHOTO]
                               RICHARD LINDQUIST
                               MANAGING DIRECTOR
/ /  Team member since 1989
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston
/ /  With CS First Boston since 1989

                                    [PHOTO]
                                  MISIA DUDLEY
                                    DIRECTOR
/ /  Team member since 1989
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston
/ /  With CS First Boston since 1989

                                    [PHOTO]
                                 MARIANNE ROSSI
                                    DIRECTOR
/ /  Team member since 1991
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston
/ /  With CS First Boston since 1991

                                    [PHOTO]
                                 MARYANN THOMAS
                                    DIRECTOR
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ / Vice president and high yield bond analyst at Prudential Insurance Company of America, 1994 to 1997

                                    [PHOTO]
                                   JOHN TOBIN
                                    DIRECTOR
/ /  Team member since 1990
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston
/ /  With CS First Boston since 1990

                                    [PHOTO]
                                 JOHN DESSAUER
                            ASSISTANT VICE PRESIDENT
/ /  Team member since 1999
/ /  With Credit Suisse Asset Management since 1999
/ /  Senior analyst at SEI Investments, 1994 to 1997

                               ABOUT YOUR ACCOUNT

--- SHARE VALUATION
--------------------------

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Institutional Class's total assets, less its liabilities, by the number of Institutional Class shares outstanding.

    The funds value their securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

--- BUYING AND SELLING SHARES
---------------------------------------

    The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. You are entitled to dividend and capital-gain distributions (described below) as soon as your purchase order is executed.

    The funds have authorized financial-services firms, such as banks, brokers and financial advisors (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.

--- BUYING FUND SHARES
------------------------------

INVEST BY WIRE

    Institutional Class shares are generally available only to investors who have entered into an investment management agreement with the adviser. Investors should complete an account application and forward it to CSAM Institutional Shares. After calling a fund to place an order, you may wire funds to:

    State Street Bank and Trust Company
    ABA# 0110 000 28
    Attn: Mutual Funds/Custody Department
    CSAM Institutional Shares
    DDA# 9905-227-6
    F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

    You can also purchase shares by mailing a check or Federal Reserve draft to:

    CSAM Institutional Shares
    P.O. Box 8500
    Boston, Massachusetts 02266-8500
    or overnight to:
    Boston Financial
    Attn: CSAM Institutional Shares
    66 Brooks Drive
    Braintree, Massachusetts 02184

    Please use either a personal, company or bank check payable in U.S. dollars. Unfortunately, we cannot accept checks that are not pre-printed or checks that are payable to you or another party. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include IRA Rollover and government checks. Federal Reserve drafts are available at national banks and at state Federal Reserve member banks. Please indicate the fund's name on any check or Federal Reserve draft. The application contains further instructions.

INVEST BY PURCHASES IN KIND

    With the adviser's permission, investors may acquire Institutional
Class shares in exchange for fund portfolio securities. The portfolio securities must meet the following requirements:

- Match the investment objectives and policies of the fund to be purchased

- Be considered by the fund's adviser or sub-adviser to be an appropriate fund investment

- Be easily valued, liquid and not subject to restrictions on transfer

    You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

MINIMUM INVESTMENTS

    Minimum investments for Institutional Class shares are the following, including investment by purchases in-kind and by exchange (described below):

Initial investment                                            $3,000,000
Subsequent investment                                         $  100,000

    Clients of the adviser, along with the adviser's affiliates, client officers and certain other related persons, may purchase shares without entering into an investment management agreement with the adviser subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $1,000. The minimum investments for Institutional Shares of certain funds may be waived or modified by the fund's Board of Directors for former holders of the fund's Common Shares who have exchanged such shares for Institutional Shares at the request of the Board.

    You must maintain an account balance in the fund of at least $500. If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 30 days, the fund may close your account and mail you the proceeds.

--- SELLING FUND SHARES
-------------------------------

SELL FUND SHARES IN WRITING

    You can sell (redeem) your shares on any day the funds are open by writing to CSAM Institutional Shares. The request must be signed by all record owners (exactly as registered) or by an authorized person such as an investment adviser or other agent. Additional documents may be required for redemption by a corporation, partnership, trust, fiduciary, executor or administrator or in certain other cases.

REDEMPTION PROCEEDS

    After selling fund shares you will receive the proceeds by either wire or check, mailed within seven days of the redemption. For shares purchased by check, if the fund has not yet collected payment for the shares you are selling it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase.

--- EXCHANGING FUND SHARES
------------------------------------

    You may exchange Institutional Class shares for Institutional shares in any other CSAM Fund by writing to CSAM Institutional Shares. If you are purchasing shares in a new fund by exchange, the new fund account will be registered exactly as the fund from which you are exchanging. If you want to change account information or privileges you must specify this in the redemption request and have all signatures guaranteed. You can obtain a signature guarantee from most banks or securities dealers, but not from a notary public.

--- OTHER POLICIES
------------------------

TRANSACTION DETAILS

    Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if:

    - your investment check or Federal Reserve draft does not clear

    - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

    If you wire money without first calling the fund to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

    Each fund reserves the right to:

    - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

    - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

    - change its minimum investment amounts after 15 days' notice to current investors of any increases

    - charge a wire-redemption fee

    - make a "redemption in kind" -- payment in portfolio securities rather than cash -- for certain large redemptions that could hurt fund operations

    - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed, or when trading on the NYSE is restricted, or any other time that the SEC permits)

    - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

ACCOUNT CHANGES

    You should update your account records whenever you change your address. You can call 800-401-2230 to change your account information or privileges.

--- ACCOUNT STATEMENTS
-------------------------------

    In general, you will receive account statements as follows:

    - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

    - after any changes of name or address of the registered owner(s)

    - otherwise, every quarter

    You will receive annual and semiannual financial reports.

--- DISTRIBUTIONS
----------------------

    As a fund investor, you will receive distributions.

    Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The U.S. Core Fixed Income, High Yield and Strategic Global Fixed Income Funds declare and pay dividend distributions quarterly. The Municipal Bond Fund declares and pays dividend distributions monthly. The other funds typically distribute dividends annually, usually in December. Each of the funds typically distribute capital gains annually in December.

    Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

--- TAXES
------------

    As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

    Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The funds will mostly make capital-gain distributions, which could be short-term or long-term.

    If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you may receive a portion of the money you just invested in the form of a taxable distribution.

    The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

    Any gain or loss from a fund's short positions will be short-term gain or loss, regardless of the length of time the short positions remain open. Thus, net gain from short positions will potentially increase the amount of the fund's ordinary income dividends, while net losses would potentially reduce the amount of the fund's long-term gain distributions.

MUNICIPAL BOND FUND -- SPECIAL TAX MATTERS

    The Municipal Bond Fund intends to pay federally tax-exempt distributions derived from qualifying municipal securities.

    Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. The interest earned by the fund from its investments in private entities is a tax-preference item for purposes of the federal alternative-minimum tax.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. In addition, you may have a gain or loss when you purchase shares in exchange for fund portfolio securities. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

--- ABOUT THE DISTRIBUTOR
----------------------------------

    Credit Suisse Asset Management Securities, Inc., at no cost, is responsible for:

    - making the funds available to you

    - account servicing and maintenance

    - other administrative services related to the sale of the Institutional
      Class

                              FOR MORE INFORMATION

    More information about these funds is available free upon request, including the following:

--- ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
---------------------------------------------------------------

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past fiscal year.

--- OTHER INFORMATION
------------------------------

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

    Please contact CSAM Institutional Shares to obtain, without charge, the SAI and ANNUAL AND SEMIANNUAL REPORTS and to make shareholder inquiries:

BY TELEPHONE:
800-275-4232
BY MAIL:
CSAM Institutional Shares
P.O. Box 8500
Boston, MA 02266-8500
BY OVERNIGHT OR COURIER SERVICE:
Boston Financial
Attn: CSAM Institutional Shares
66 Brooks Drive
Braintree, MA 02171
SEC FILE NUMBER:
CSAM Institutional Shares/Warburg Pincus
International Growth Fund              811-08933
European Equity Fund                   811-08903
U.S. Core Equity Fund                  811-08919
Focus Fund                             811-08921
Long-Short Market Neutral Fund         811-08925
U.S. Core Fixed Income Fund            811-08917
High Yield Fund                        811-08927
Municipal Bond Fund                    811-08923
Strategic Global Fixed Income Fund     811-08931

[C S A M] A member of            [LOGO]
            P.O. BOX 8500, BOSTON, MA 02266-8500
                        800-401-2230

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        CSISB-1-0100

                SUBJECT TO COMPLETION, DATED NOVEMBER 2, 1999


                       STATEMENT OF ADDITIONAL INFORMATION


                                 January 1, 2000


                              Common Shares of the


                  WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
                         WARBURG PINCUS HIGH YIELD FUND
                       WARBURG PINCUS MUNICIPAL BOND FUND
                            WARBURG PINCUS FOCUS FUND
                  WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND



                 P.O. Box 9030, Boston, Massachusetts 02205-9030

                        For information, call 800-WARBURG



                  This combined STATEMENT OF ADDITIONAL INFORMATION provides information about Warburg Pincus Global Telecommunications Fund ("Global Telecommunications Fund"), Warburg Pincus High Yield Fund ("High Yield Fund"), Warburg Pincus Municipal Bond Fund ("Municipal Bond Fund"), Warburg Pincus Focus Fund ("Focus Fund") and Warburg Pincus Long-Short Market Neutral Fund ("Long-Short Neutral Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the PROSPECTUSES for the Common Shares of High Yield and Municipal Bond Funds, dated January 1, 2000, Focus Fund, dated January 1, 2000 and Global Telecommunications Fund, dated January 1, 2000 and the combined PROSPECTUS for the Common and Institutional Shares of the Long-Short Neutral Fund dated January 1, 2000, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those PROSPECTUSES.



                  Each Fund's audited ANNUAL REPORT dated August 31, 1999, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.



                  This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the PROSPECTUSES, ANNUAL REPORTS and information regarding each Fund's current performance may be obtained by writing or telephoning:




            COMMON SHARES                              ADVISOR SHARES
        Warburg Pincus Funds                    Warburg Pincus Advisor Funds
            P.O. Box 9030                               P.O. Box 9030
  Boston, Massachusetts 02205-9030            Boston, Massachusetts 02205-9030
             800-WARBURG                        Attn:  Institutional Services
                                                        800-222-8977

                                    CONTENTS


                                                                            PAGE

INVESTMENT OBJECTIVES AND POLICIES.............................................1
Common Investment Objectives and Policies -- All Funds.........................1
   Non-Diversified Status......................................................1
   Temporary Investments.......................................................1
   Repurchase Agreements.......................................................2
   Reverse Repurchase Agreements and Dollar Rolls..............................2
   Illiquid Securities.........................................................3
      Rule 144A Securities.....................................................4
   Emerging Growth and Smaller Capitalization Companies; Unseasoned
   Issuers.....................................................................5
   Lending of Portfolio Securities.............................................5
   Borrowing...................................................................6
   Securities of Other Investment Companies....................................6
   Options Generally...........................................................6
   Securities Options..........................................................6
   Securities Index Options...................................................10
Common Investment Objectives and Policies -- Global Telecommunications,
   High Yield, Municipal Bond and Focus Funds.................................10
   When-Issued Securities, Delayed Delivery Transactions And Forward
   Commitments................................................................10
   Stand-By Commitment Agreements.............................................11
Common Investment Objectives and Policies -- Global Telecommunications,
   High Yield, and Focus and Long-Short Neutral Funds.........................12
   U.S. Government Securities.................................................12
   Foreign Investments........................................................13
      Foreign Debt Securities.................................................13
      Foreign Currency Exchange...............................................14
      Information.............................................................14
      Political Instability...................................................14
      Foreign Markets.........................................................15
      Increased Expenses......................................................15
      Dollar-Denominated Debt Securities of Foreign Issuers...................15
      Depositary Receipts.....................................................15
      Brady Bonds.............................................................15
      Emerging Markets........................................................16
      Sovereign Debt..........................................................16
   Convertible Securities.....................................................17
   Debt Securities............................................................18
   Below Investment Grade Securities..........................................18
   Mortgage-Backed Securities.................................................20
      Asset-Backed Securities.................................................21
      Loan Participations and Assignments.....................................22
      Structured Notes, Bonds or Debentures...................................22

      Collateralized Mortgage Obligations.....................................22
      Zero Coupon Securities..................................................23
   Futures Activities.........................................................24
      Futures Contracts.......................................................24
      Options on Futures Contracts............................................25
   Currency Exchange Transactions.............................................26
      Forward Currency Contracts..............................................26
      Currency Options........................................................27
      Currency Hedging........................................................27
   Hedging Generally..........................................................28
Short Sales "Against the Box..................................................29
   Section 4(2) Paper.........................................................29
Supplemental Investment Objectives and Policies -- Global Telecommunications
   and Focus Funds............................................................30
   Rights Offerings and Purchase Warrants.....................................30
Supplemental Investment Objectives and Policies -- Global Telecommunications
   Fund.......................................................................30
Supplemental Investment Objectives and Policies -- Municipal Bond Fund........31
Supplemental Investment Objectives and Policies -- Long-Short Neutral Fund....32
INVESTMENT RESTRICTIONS.......................................................33
PORTFOLIO VALUATION...........................................................35
PORTFOLIO TRANSACTIONS........................................................36
PORTFOLIO TURNOVER............................................................39
MANAGEMENT OF THE FUNDS.......................................................40
   Officers and Board of Directors............................................40
   Directors' Total Compensation for Fiscal Year Ended August 31, 1999........44
   Investment Adviser and Co-Administrators...................................45
   Custodian and Transfer Agent...............................................50
   Organization of the Funds..................................................50
   Distribution and Shareholder Servicing.....................................52
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................54
   Automatic Cash Withdrawal Plan.............................................54
EXCHANGE PRIVILEGE............................................................55
ADDITIONAL INFORMATION CONCERNING TAXES.......................................55
   The Funds and Their Investments............................................56
   Special Tax Considerations.................................................60
      Straddles...............................................................60
      Options and Section 1256 Contracts......................................60

      Foreign Currency Transactions...........................................61
      Passive Foreign Investment Companies....................................62
      Asset Diversification Requirement.......................................62
      Foreign Taxes...........................................................63
      Fund Taxes on Swaps.....................................................63
      Dividends and Distributions.............................................63
      Sales of Shares.........................................................64
      Backup Withholding......................................................64
      NOTICES.................................................................64
      Other Taxation..........................................................65
DETERMINATION OF PERFORMANCE..................................................65
   Total Return...............................................................65
   Yield......................................................................67
INDEPENDENT ACCOUNTANTS AND COUNSEL...........................................70
MISCELLANEOUS.................................................................70
FINANCIAL STATEMENTS..........................................................73



APPENDIX A ---- DESCRIPTION OF RATINGS.......................................A-1
APPENDIX B ---- DESCRIPTION OF FUTURES TRANSACTIONS..........................B-1

                       INVESTMENT OBJECTIVES AND POLICIES



                  The following policies supplement the descriptions of each Fund's investment objectives and policies in the PROSPECTUSES. There are no assurances that the Funds will achieve their investment objectives.



                  The investment objective of the Global Telecommunications Fund and Focus Fund (formerly, the Warburg Pincus Select Economic Value Equity Fund) is to provide long-term appreciation of capital.



                  The investment objective of the High Yield and Municipal Bond Funds is to provide high total return.



                  The investment objective of the Long-Short Neutral Fund is to seek long-term capital appreciation while minimizing exposure to general equity market risk.



                  Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.



COMMON INVESTMENT OBJECTIVES AND POLICIES -- ALL FUNDS



                  NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.



                  TEMPORARY INVESTMENTS. To the extent permitted by its investment objectives and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by the Credit Suisse Asset Management, LLC ("CSAM"), the Fund's adviser (the "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.



                  REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser, acting under the supervision of the Fund's Board of Directors (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.



                  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.



                  Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.



                  Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.



                  ILLIQUID SECURITIES. Each Fund is authorized, but does not presently intend to, invest 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.



                  RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission (SEC) allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.



                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Funds' limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).



                  Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

                  EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.



                  Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.



                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.



                  LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."



                  By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower;

(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.



                  BORROWING. Each Fund may borrow up to 331/3 percent of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.



                  SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



                  OPTIONS GENERALLY. The Funds may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation.



                  SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.



                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities its would otherwise sell.



                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.



                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.



                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.



                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.



                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the- money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.



                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.



                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Options Clearing Corporation (the "Clearing Corporation") and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.



                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.



                  SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.



                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.



COMMON INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TELECOMMUNICATIONS, HIGH YIELD, MUNICIPAL BOND AND FOCUS FUNDS



                  WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.



                  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.



                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



                  STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.



                  Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.



                  Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.



                  There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.



                  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.



COMMON INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TELECOMMUNICATIONS, HIGH YIELD, AND FOCUS AND LONG-SHORT NEUTRAL FUNDS



                  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).



                  Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory

Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.



                  FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.



                  For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.


                  FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. National currencies of the eleven member states participating in the euro will become subdivisions of the euro, but will continue to circulate as legal tender until January 1, 2002, when they will be withdrawn permanently.



                  FOREIGN CURRENCY EXCHANGE. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.



                  INFORMATION. The majority of the securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.



                  POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.



                  INCREASED EXPENSES. The operating expenses of the Funds can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.



                  DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.



                  DEPOSITARY RECEIPTS. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.



                  BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.



                  EMERGING MARKETS. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.



                  SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.



                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.



                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.



                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.



                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.



                  CONVERTIBLE SECURITIES. Convertible securities in which a fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities.

                  DEBT SECURITIES. Each Fund may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.



                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.



                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.



                  BELOW INVESTMENT GRADE SECURITIES. The High Yield and Municipal Bond Funds have established no rating criteria for the debt securities in which they may invest.



                  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.



                  Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.



                  While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.



                  An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.



                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer.
In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.



                  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).



                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.


                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


                  ASSET-BACKED SECURITIES. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.



                  Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.



                  LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.



                  Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.



                  STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


                  COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may also purchase CMOs issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

                  CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," I.E. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

                  The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.


                  ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets.

                  A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.



                  FUTURES ACTIVITIES. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.



                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.



                  FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.



                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.



                  OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.



                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.


                  CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.


                  FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds will not invest more than 50% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.


                  The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A
Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


                  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.



                  CURRENCY OPTIONS. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.



                  CURRENCY HEDGING. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.



                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.



                  HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.


                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.



                  Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.



                  A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transactions costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.



                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.



                  The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.



                  SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TELECOMMUNICATIONS AND FOCUS FUNDS



                  RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.



SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TELECOMMUNICATIONS
FUND


                  Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

                  Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Fund's investment decisions are based upon capital appreciation potential rather than income considerations.


SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- MUNICIPAL BOND FUND


                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the basis for such opinions.


                  Certain Municipal Obligations are classified as private activity bonds. Interest on private activity bonds is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds ("Alternative Minimum Tax Securities") is a specific preference item under the federal alternative minimum tax. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.



                  Although the Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 40% of its total assets in private activity bonds when added together with any taxable investments held by the Municipal Bond Fund, it will not do so unless in the opinion of the Adviser the investment is warranted. To the extent the Municipal Bond Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.




SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- LONG-SHORT NEUTRAL FUND



                  SHORT SALES. The Long-Short Neutral Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.



                  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. Government Securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund's net assets.

                             INVESTMENT RESTRICTIONS



                  The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.



                  If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.



                  1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing (for the Long-Short Neutral Fund only, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets).


                  2. Issue any senior securities, except as permitted under the 1940 Act;

                  3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

                  5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

                  6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

                  7. Except for the Global Telecommunications Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Telecommunications Fund will concentrate in the telecommunications industry.

                  For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

                  In addition to the fundamental investment limitations specified above, a Fund may not:

                  1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

                  2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

                  3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;


                  4. (LONG-SHORT NEUTRAL FUND ONLY) Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and



                  5. (LONG-SHORT NEUTRAL FUND ONLY) Acquire any securities registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.


                  The policies set forth above are not fundamental and thus may be changed by the Funds' Board of Directors without a vote of the shareholders.


                  Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.




                               PORTFOLIO VALUATION



                  The following is a description of the procedures used by the Funds in valuing their assets.



                  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Funds may employ outside organizations (each a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Boards, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Boards. In addition, the Boards or their delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.


                  Trading in certain foreign countries is completed at various times prior to the close of business on each business day in New York (I.E., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value does not take place contemporaneously with the determination of the prices of the majority of the Funds' securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Boards. Although the Long-Short Neutral Fund does not invest directly in foreign securities, it invests in American Depositary Receipts, the value of which depends on the underlying foreign security.


                             PORTFOLIO TRANSACTIONS


                  The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.



                  All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize
Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.



                  Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.



                  Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.



                  Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.



                  For the fiscal years ended August 31, the Funds have paid brokerage commissions as follows:



AUGUST 31, 1999

FUND                                        BROKERAGE COMMISSION
Global Telecommunications                               $178,506
High Yield                                              $112,134
Municipal Bond                                               N/A
Focus                                                   $192,853
Long-Short Neutral                                      $214,482


AUGUST 31, 1998

BEA FUND                                    BROKERAGE COMMISSION

Global Telecommunications                 $           2,639
High Yield                                $             250
Municipal Bond                                          N/A
Focus                                     $          17,675
Long-Short Neutral                        $           3,790


                                       38

AUGUST 31, 1997

BEA FUND                                    BROKERAGE COMMISSION
Global Telecommunications                 $           1,261
High Yield                                $               0
Municipal Bond                                          N/A
Focus                                                   N/A
Long-Short Neutral                                      N/A


                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.



                               PORTFOLIO TURNOVER



                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. The Funds' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.



                  Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.



                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                             MANAGEMENT OF THE FUNDS



                  OFFICERS AND BOARD OF DIRECTORS. The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.


                  The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (67)               DIRECTOR
40 Grosvenor Road                     Currently retired; Executive Vice
Short Hills, New Jersey 07078         President and Chief Financial Officer of
                                      Pan Am Corporation and Pan American World
                                      Airways, Inc. from 1988 to 1991; Director of The Infinity Mutual Funds, BISYS Group
                                      Incorporated; Director/Trustee of other
                                      Warburg Pincus Funds and other
                                      CSAM-advised investment companies.

Jack W. Fritz (72)                    DIRECTOR
2425 North Fish Creek Road            Private investor; Consultant and Director
P.O. Box 483                          of Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014                 Communications (developers and operators
                                      of radio stations); Director of Advo, Inc.
                                      (direct mail advertising);
                                      Director/Trustee of other Warburg Pincus
                                      Funds.

Jeffrey E. Garten (53)                DIRECTOR
Box 208200                            Dean of Yale School of Management and
New Haven, Connecticut 06520-8200     William S. Beinecke Professor in the
                                      Practice of International Trade and
                                      Finance; Undersecretary of Commerce for
                                      International Trade from November 1993 to
                                      October 1995; Professor at Columbia
                                      University from September 1992 to November
                                      1993; Director/Trustee of other Warburg
                                      Pincus Funds.

James S. Pasman, Jr. (68)             DIRECTOR
29 The Trillium                       Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238        Operating Officer of National InterGroup,
                                      Inc. from April 1989 to March 1991;
                                      Chairman of Permian Oil Co. from April
                                      1989 to March 1991; Director of Education
                                      Management Corp., Tyco International Ltd.;
                                      Trustee, BT Insurance Funds Trust;
                                      Director/Trustee of other Warburg Pincus
                                      Funds and other CSAM-advised investment
                                      companies.


William W. Priest* (58)               CHAIRMAN OF THE BOARD
153 East 53rd Street                  Chairman- Management Committee, Chief
New York, New York 10022              Executive Officer and Managing Director of
                                      CSAM (U.S.) since 1990; Director of TIG
                                      Holdings, Inc.; Director/Trustee of other
                                      Warburg Pincus Funds and other
                                      CSAM-advised investment companies.



Steven N. Rappaport (51)              DIRECTOR
153 East 53rd Street,                 President of Loanet, Inc. since 1997;
Suite 5500                            Executive Vice President of Loanet, Inc.
New York, New York 10022              from 1994 to 1997; Director, President,
                                      North American Operations, and former
                                      Executive Vice President from 1992 to 1993 of Worldwide Operations of Metallurg Inc.;
                                      Executive Vice President, Telerate, Inc.
                                      from 1987 to 1992; Partner in the law firm of Hartman & Craven until 1987;
                                      Director/Trustee of other Warburg Pincus
                                      Funds and other CSAM-advised investment
                                      companies.





--------------------------

* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Alexander B. Trowbridge (69)          DIRECTOR
1317 F Street, N.W.,                  Currently retired; President of Trowbridge
5th Floor                             Partners, Inc. (business consulting) from
Washington, DC 20004                  January 1990 to November 1996; Director or
                                      Trustee of New England Mutual Life
                                      Insurance Co., ICOS Corporation
                                      (biopharmaceuticals), IRI International
                                      (energy services), The Rouse Company (real estate development), Harris Corp.
                                      (electronics and communications
                                      equipment), The Gillette Co. (personal
                                      care products) and Sunoco, Inc. (petroleum refining and marketing); Director/Trustee of other Warburg Pincus Funds.


Eugene L. Podsiadlo (42)              PRESIDENT
466 Lexington Avenue                  Managing Director of CSAM; Associated with
New York, New York 10017-3147         CSAM since CSAM acquired the Funds'
                                      predecessor adviser in July 1999; with the predecessor adviser since 1991; Vice
                                      President of Citibank, N.A. from 1987 to
                                      1991; Officer of CSAMSI and of other
                                      Warburg Pincus Funds.


Hal Liebes, Esq. (35)                 VICE PRESIDENT AND SECRETARY
153 East 53rd Street                  Director and General Counsel of CSAM;
New York, New York 10022              Associated with CSAM since 1995;
                                      Associated with CS First Boston Investment
                                      Management from 1994 to 1995; Associated with Division of Enforcement, U.S.
                                      Securities and Exchange Commission from
                                      1991 to 1994; Officer of CSAMSI, other
                                      Warburg Pincus Funds and other CSAM-
                                      advised investment companies.



Michael A. Pignataro (40)             TREASURER AND CHIEF FINANCIAL OFFICER
153 East 53rd Street                  Vice President and Director of Fund
New York, New York 10022              Administration of CSAM; Associated with
                                      CSAM since 1984; Officer of other Warburg
                                      Pincus Funds and other CSAM-advised
                                      investment companies.

Stuart J. Cohen, Esq. (30)            ASSISTANT SECRETARY
466 Lexington Avenue                  Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147         Associated with CSAM since CSAM acquired
                                      the Funds' predecessor adviser in July
                                      1999; with the predecessor adviser since
                                      1997; Associated with the law firm of
                                      Gordon Altman Butowsky Weitzen Shalov &
                                      Wein from 1995 to 1997; Officer of other
                                      Warburg Pincus Funds.


Rocco A. DelGuercio (36)              ASSISTANT TREASURER
153 East 53rd Street                  Assistant Vice President and
New York, New York 10022              Administrative Officer of CSAM; Associated
                                      with CSAM since June 1996; Assistant
                                      Treasurer, Bankers Trust Corp. -- Fund
                                      Administration from March 1994 to June
                                      1996; Mutual Fund Accounting Supervisor,
                                      Dreyfus Corporation from April 1987 to
                                      March 1994; Officer of other Warburg
                                      Pincus Funds and other CSAM-advised
                                      investment companies.



                  No employee of CSAM, PFPC Inc. ("PFPC") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC, CSAMSI or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 1999


 ----------------------------------------------------------------------------------------------------------------------
                                 Global                                                 Long-Short    All Investment
                                  Tele-                                                   Neutral      Companies in
           Name of            communications    High Yield    Municipal      Focus          Fund      the [CSAM] Fund
           Director              Fund              Fund       Bond Fund       Fund                        Complex*
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
 William W. Priest**               None            None          None         None         None            None
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------

 Arnold M. Reichman***             None            None          None         None         None            None
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------

 Richard N. Cooper****           1,125            1,125        1,125        1,125          1,125        $73,250
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------

 Richard H. Francis*****           750              750          750          750            750        $16,500
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------

 Jack W. Fritz                   2,000            2,000        2,000        2,000          2,000        $73,250
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------

 Jeffrey E. Garten               2,000            2,000        2,000        2,000          2,000        $73,250
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------

 James S. Pasman, Jr.*****         750              750          750          750            750        $16,500
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------

 Steven N. Rappaport*****          750              750          750          750            750        $16,500
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------

 Alexander B. Trowbridge         2,075            2,075        2,075        2,075          2,075        $76,025
 ----------------------------------------------------------------------------------------------------------------------



---------------------------

* Each Director serves as a Director or Trustee of 51 investment companies and portfolios in the [Credit Suisse Asset Management Fund Complex].


** Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

***      Mr. Reichman resigned as a Director of each Fund effective August 18,
         1999.

****     Mr. Cooper resigned as a Director of each Fund effective July 6, 1999.

***** Messrs. Francis, Pasman and Rappaport became Directors of the Funds effective July 6, 1999.

                  As of September 30, 1999, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Advisor Shares.



                  INVESTMENT ADVISER AND CO-ADMINISTRATORS. CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.



                  CSAM's predecessor, BEA Associates, had rendered advisory services to the predecessor to the Funds, each a series of The RBB Fund, Inc. (the "BEA Funds"), pursuant to Investment Advisory Agreements (the "BEA Advisory Agreements"). CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.



                  CSAM has investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the Global Telecommunications, High Yield, Municipal Bond and Focus Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of 1.00%, .70%, .70% and, .75% of average daily net assets, respectively.



                  The Long-Short Neutral Fund pays CSAM a basic management fee, computed daily and payable monthly, at the annual rate of 1.50% of the average net assets of the Fund. After the first year of operations, this basic management fee may be increased or decreased by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a Target (as defined below) during the most recent twelve-month period. The "Target" is the investment record of the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM- plus 5 percentage points. The Performance Adjustment is added to or subtracted from the basic fee.



                  The Performance Adjustment may increase or decrease the basic fee in five steps. The first step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than one but not more than two percentage points. In this event, the Performance Adjustment would be 0.10%, and the annual rate of the total management fee would be either 1.40% or 1.60%. The second step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than two but not more than three percentage points. In this event, the Performance Adjustment would be 0.20%, and the annual rate of the total management fee would be either 1.30% or 1.70%. The third step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than three but not more than four percentage points. In this event, the Performance Adjustment would be 0.30%, and the annual rate of the total management fee would be either 1.20% or 1.80%. The fourth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than four but not more than five percentage points. In this event, the Performance Adjustment would be 0.40%, and the annual rate of the total management fee would be either 1.10% or 1.90%. The fifth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by five percentage points or more. In this event, the Performance Adjustment would be 0.50%, and the annual rate of the total management fee would be either 1.00% or 2.00%. Thus:



                                                              PERFORMANCE
TOTAL MANAGEMENT                              BASIC RATE       ADJUSTMENT             FEE RATE
--------------------------------------------------------------------------------------------------
No adjustment                                    1.50%            N/A                   1.50%
--------------------------------------------------------------------------------------------------

First Step:
     Performance exceeds Target by
     more than 1 but not more than 2
     percentage points                           1.50              .10%                 1.60


Performance lags Target by more than
     1 but not more than 2 percent
     points                                      1.50             (.10)                 1.40

--------------------------------------------------------------------------------------------------

Second Step:
     Performance exceeds Target by
     more than 2 but not more than 3
     percentage points                           1.50              .20                  1.70


Performance lags Target by more than
     1 but not more than 3 percent
     points                                      1.50             (.20)                 1.30



                                       46

                                                              PERFORMANCE
TOTAL MANAGEMENT                              BASIC RATE       ADJUSTMENT             FEE RATE
--------------------------------------------------------------------------------------------------
No adjustment                                    1.50%            N/A                   1.50%
--------------------------------------------------------------------------------------------------

Third Step:
     Performance exceeds Target by
     more than 3 but not more than 4
     percentage points                           1.50              .30                  1.80


Performance lags Target by more than
     3 but not more than 4 percent
     points                                      1.50             (.30)                 1.20

--------------------------------------------------------------------------------------------------

Fourth Step:
     Performance exceeds Target by
     more than 4 but not more than 5
     percentage points                           1.50              .40                  1.90


Performance lags Target by more than
     4 but not more than 5 percent
     points                                      1.50             (.40)                 1.10

--------------------------------------------------------------------------------------------------
Fifth Step:
     Performance exceeds Target by
     more than 5 percentage points               1.50              .50                  2.00


Performance lags Target by more than
     5 percent points                            1.50             (.50)                 1.00
--------------------------------------------------------------------------------------------------


                  CSAMSI and PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., both serve as co-administrators to the Funds pursuant to separate written agreements (the "CSAMSI Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). CSAMSI became co-administrator to each Fund on October 26, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds. Provident Distributors, Inc. ("Provident Distributors") and PFPC had served as co-administrators to the Advisor Class of the BEA Funds. For the services provided by CSAMSI under the CSAMSI Co-

Administration Agreements, each Fund pays CSAMSI a fee calculated at an annual rate of .05% of each Fund's first $125 million in average daily net assets of the Common Shares and .10% of average daily net assets of the Common Shares over $125 million. For the services provided by PFPC under the PFPC Co-Administration Agreements, each Fund pays PFPC a fee calculated at an annual rate of .125% of each Fund's average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Funds at the time of calculation.



                  For the fiscal years ended August 31, the Funds have paid CSAM or BEA Associates advisory fees and csaM or BEA Associates has waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements or BEA Advisory Agreements as follows:



AUGUST 31, 1999

                                       FEES PAID
                    FUND            (AFTER WAIVERS)       WAIVERS       REIMBURSEMENTS
                    ----            ---------------       -------       --------------
Global Telecommunications                $93,200           $101,660          $33,124
High Yield                              $497,661           $405,408               $0
Municipal Bond                           $64,918            $95,749               $0
Focus                                   $111,197           $139,116               $0
Long-Short Neutral                      $193,807            $97,341               $0

AUGUST 31, 1998

                                       FEES PAID
                  BEA FUND          (AFTER WAIVERS)       WAIVERS       REIMBURSEMENTS
                  --------          ---------------       -------       --------------
Global Telecommunications                     $0             $9,174          $37,067
High Yield                              $422,069           $271,277               $0
Municipal Bond                           $93,618            $51,669               $0
Focus                                    $14,224               $643               $0
Long-Short Neutral                        $4,661             $2,758               $0

AUGUST 31, 1997

                                       FEES PAID
                  BEA FUND          (AFTER WAIVERS)       WAIVERS       REIMBURSEMENTS
                  --------          ---------------       -------       --------------
Global Telecommunications                     $0             $3,745               $0
High Yield                              $393,841           $233,336               $0
Municipal Bond                           $91,093            $44,791               $0
Focus                                        N/A                N/A              N/A
Long-Short Neutral                           N/A                N/A              N/A

                  From August 31, 1997 to August 31, 1999, the Funds paid Provident Distributors or Counsellors Service and PFPC administration fees and BEA Associates or Counsellors Service and PFPC have waived fees and/or reimbursed expenses as follows:



AUGUST 31, 1999

                                  PFPC                                                  COUNSELLORS SERVICE

                                 FEES PAID                                                     FEES PAID
                                  (AFTER                 REIMBURSE-                             (AFTER               REIMBURSE-
 FUND                            WAIVERS)     WAIVERS      MENTS    FUND                        WAIVERS)    WAIVERS     MENTS
 ----                            --------     -------    --------   -------                     --------    -------   --------
High Yield                       $129,010      $32,252      $0      High Yield                    $2,733    $9,930       $0
Municipal Bond                    $37,500           $0      $0      Municipal Bond                    $9       $40       $0
Focus                             $41,719           $0      $0      Focus                             $2        $7       $0
Global Telecommunications              $0      $24,357      $0      Global Telecommunications       $246    $9,463       $0
Long-Short Neutral                $12,643      $11,902      $0      Long-Short Neutral            $1,036    $4,144       $0

AUGUST 31, 1998

                              PFPC                                                     PROVIDENT DISTRIBUTORS

                              FEES PAID                                                       FEES PAID
                               (AFTER                  REIMBURSE-                              (AFTER                 REIMBURSE-
BEA FUND                      WAIVERS)      WAIVERS      MENTS     BEA FUND                    WAIVERS)     WAIVERS     MENTS
--------                      --------      -------    ----------  ----------                   --------    -------    ---------
High Yield                     $99,050      $24,762        $0      High Yield                   $9,905     $138,669       $0
Municipal Bond                 $30,402           $0        $0      Municipal Bond               $2,076      $29,057       $0
Focus                               $0       $2,478        $0      Focus                          $198       $2,775       $0
Global Telecommunications           $0       $1,147        $0      Global Telecommunications        $0         $459       $0
Long-Short Neutral                  $0         $618        $0      Long-Short Neutral             $148         $594       $0

AUGUST 31, 1997

                              PFPC                                                       COUNSELLORS SERVICE

                              FEES PAID                                                        FEES PAID
                               (AFTER                  REIMBURSE-                               (AFTER                  REIMBURSE-
BEA FUND                      WAIVERS)      WAIVERS      MENTS    BEA FUND                      WAIVERS)      WAIVERS     MENTS
--------                      --------      -------    ---------- ----------                    --------      -------    ---------
High Yield                     $89,597      $22,399        $0      High Yield                     $8,959     $125,436       $0
Municipal Bond                 $24,265           $0        $0      Municipal Bond                 $1,941      $27,177       $0
Focus                              N/A          N/A       N/A      Focus                             N/A          N/A      N/A
Global Telecommunications          N/A          N/A       N/A      Global Telecommunications         N/A          N/A      N/A
Long-Short Neutral                 N/A          N/A       N/A      Long-Short Neutral                N/A          N/A      N/A



                  Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all investment funds by or under the direction of the Funds' Board of Directors in such manner as the Board determines fair and accurate. Each class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if a class receives different services.



                  CUSTODIAN AND TRANSFER AGENT. Except for the Long-Short Neutral Fund, Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "BBH Custodian Agreement"). Custodial Trust Company ("CTC") acts as the custodian for the Long-Short Neutral Fund and also acts as the custodian for the Long-Short Neutral Fund's foreign securities pursuant to a Custodian Agreement (the "CTC Custodian Agreement", together with the BBH Custodian Agreement, the "Custodian Agreements"). Under the Custodian Agreements, BBH and CTC (a) maintain a separate account or accounts in the name of each Fund, (b) hold and transfer portfolio securities on account of each Fund, (c) accept receipts and make disbursements of money on behalf of each Fund, (d) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities, and (e) make periodic reports to the Funds' Board of Directors concerning each Fund's operations. BBH and CTC are authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BBH and CTC remain responsible for the performance of all their duties under the Custodian Agreements and hold the Funds harmless from the negligent acts and omissions of any sub-custodian. For their services to the Funds under the Custodian Agreements, BBH and CTC receive a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.



                  State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171



                  ORGANIZATION OF THE FUNDS . Each of the Funds is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998.



                  Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.



                  With the exception of the Global Telecommunications Fund, each Fund currently offers two separate classes of shares: Common Shares and Institutional Shares. The Global Telecommunications Fund currently offers only Common Shares.



                  Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Common Shares and Advisor Shares, the total return on Common Shares can be expected to be lower than the total return on Institutional Shares and the total return of Advisor Shares can be expected to be lower than the total return on Common Shares and Institutional Shares. Investors may obtain information concerning the Institutional Shares and, if and when offered, the Advisor Shares from their investment professional or by calling CSAMSI at 800-369-2728. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.



                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.



                  Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at 800-WARBURG or on the Warburg Pincus Funds web site at www.warburg.com.

                  DISTRIBUTION AND SHAREHOLDER SERVICING. In addition to serving as each Fund's co-administrator, CSAMSI serves as distributor of each Fund's shares. CSAMSI offers each Fund's shares on a continuous basis. No compensation is payable by any of the Funds to CSAMSI for distribution services under the Distribution Agreement, but CSAMSI receives compensation from each Fund under the CSAMSI Co-Administration Agreement as described herein. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017. The Funds have each adopted a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI under the CSAMSI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services") and
(ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.



                  Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI under the CSAMSI Co-Administration Agreement or any other service provider and the payments may exceed distribution expenses actually incurred.

                  Pursuant to the 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

                  The 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of the 12b-1 Plans would require the approval of the Board in the same manner. The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the Common Shares. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.


                  The 12b-1 Plans were adopted on October 26, 1999. Prior to that date, a substantially similar plan was in place with respect to the Common Shares of each Fund (the "Prior 12b-1 Plan"). For the fiscal year ended August 31, 1999, the Common Class shares of the Global Telecommunications Fund, the High Yield Fund, the Municipal Bond Fund, the Focus Fund and the Long-Short Neutral Fund have paid CSAMSI under the prior 12b-1 Plans $48,715, $63,586, $247, $46 and $25,940, respectively.



                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.



                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .40% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be reimbursed for marketing costs. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.







                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.


                  Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                  AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                               EXCHANGE PRIVILEGE



                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Warburg Pincus Fund at their respective net asset values.



                  If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.



                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at 1-800-222-8977.



                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.



                     ADDITIONAL INFORMATION CONCERNING TAXES



                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

                  THE FUNDS AND THEIR INVESTMENTS. Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



                  As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.



                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").



                  The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.



                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



                  A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the

Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



                  A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.



                  "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.



                  The Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.



                  In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury

Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.



                  The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other municipal obligations acquired by the Municipal Bond Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.



                  Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Municipal Bond Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Exempt interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.



                  In addition, the receipt of Municipal Bond Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

                  A Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio and will treat any interest received on Municipal Obligations subject to such stand-by commitments as tax-exempt income. In Rev. Rul. 82-144, 1982-2 C.B. 34, the Internal Revenue Service held that a mutual fund acquired ownership of municipal obligations for federal income tax purposes, even though the fund simultaneously purchased "put" agreements with respect to the same municipal obligations from the seller of the obligations. The Funds will not engage in transactions involving the use of stand-by commitments that differ materially from the transaction described in Rev. Rul. 82-144 without first obtaining a private letter ruling from the Internal Revenue Service or the opinion of counsel.



                  Interest on indebtedness incurred by a shareholder to purchase or carry shares if the Municipal Bond Fund is not deductible for income tax purposes of (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including persons subject to alternative minimum tax (see Prospectus and discussion below), financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.



                  SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.



                  STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.



                  OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of
Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.


                  Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").



                  FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.



                  Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.


                  PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to federal income tax and a deferral interest charge on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.



                  A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.



                  ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

                  FOREIGN TAXES. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.



                  FUND TAXES ON SWAPS. As a result of entering into index swaps, the funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).



                  DIVIDENDS AND DISTRIBUTIONS. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).



                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.



                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.



                  SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.



                  BACKUP WITHHOLDING. A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.



                  NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the

Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.



                  OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.




THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.





                          DETERMINATION OF PERFORMANCE




                  TOTAL RETURN. From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in THE WALL STREET JOURNAL each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.


                  Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                        n
                                  P(1+T)  = ERV


         Where:     T = average annual total return;

                  ERV = ending redeemable value of a
                        hypothetical $1,000 payment made at the
                        beginning of the l, 5 or 10 year (or
                        other) periods at the end of the
                        applicable period (or a fractional portion thereof);

                    P = hypothetical initial payment of $1,000; and

                    n = period covered by the computation, expressed in years.

                  Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =           [(ERV) - l]
                                     ---
                                      P


                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                  Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.


                  The average annual total returns for the Common Shares of the following Funds for the year ended August 31, 1999 were as follows:



                                                                                             Since
                                                 5 Year               10 Year              Inception
Fund                           1 Year          (Annualized)         (Annualized)          (Annualized)
----                           ------          ------------         ------------          ------------
High Yield                      0.39%              8.04%                 N/A                  8.48%
Global Telecommunications     120.73%               N/A                  N/A                 52.69%
Focus                          52.83%               N/A                  N/A                 31.04%
Municipal Bond                  0.05%              5.55%                 N/A                  5.40%
Long-Short Neutral             (5.83)%              N/A                  N/A                 (3.81)%



                  The aggregate total returns for the Common Shares of the following Funds for the period ended August 31, 1999 since inception were as follows:



FUND                                        AGGREGATE RETURN
----                                        ----------------
High Yield                                       69.98%
Global Telecommunications                       219.20%
Focus                                            34.18%
Municipal Bond                                   31.55%
Long-Short Neutral                               (4.13)%



                  Performance information provided above reflects the performance of the Advisor Shares of the corresponding BEA Funds to the extent applicable (which are the predecessors of the Funds) for the periods noted.




                  Performance information provided above for each Fund (except for the Long-Short Neutral Fund) also reflects the performance of the Institutional Shares of the corresponding predecessor BEA Fund since inception (as noted below) until the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable) were first offered (as noted below). Because the BEA Funds' Institutional Shares had no distribution fee and lower co-administration fees, the expenses of the Institutional Shares are lower than those of the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable). Additionally, the BEA Funds' Institutional Shares performance was favorably affected by expense waivers and/or reimbursements. The performance information provided above has not been restated to reflect the higher expenses of the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable) or to adjust for the BEA Funds' Institutional Shares expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above for periods prior to the commencement of the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable) would have been lower.



                                   Commencement of            Advisor Shares of
                                Institutional Shares of           Predecessor
Fund                              Predecessor BEA Fund             BEA Fund             Common Shares
Global Telecommunications                 N/A                      12/04/96               11/02/98
High Yield                              02/26/93                   11/01/96               11/02/98
Municipal Bond                          06/17/94                      N/A                 11/02/98
Focus                                   07/31/98                      N/A                 11/02/98
Long-Short Neutral Fund                 07/31/98                      N/A                 09/08/98



                  The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  YIELD. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                                                6
                                            YIELD = 2[(a - b +1)  - 1)
                                                       -----
                                                      cd




Where:     a =         dividends and interest earned by a Fund during the
                       period;

           b =         expenses accrued for the period (net of
                       reimbursements);

           c = average daily number of shares outstanding during the period, entitled to receive dividends; and

           d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

                  With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.


                  Based on the foregoing calculation, the Standard Yield for the Common Shares of the High Yield Fund and Municipal Bond Fund for the 30-day period ended August 31, 1999 was 10.43% and 4.40%.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL



                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.



                  Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM, CSAMSI, and Counsellors Service.




                                  MISCELLANEOUS




                  The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                  As of October 29, 1999, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:




                                                                                                 PERCENT
                                                                                               OWNED AS OF
FUND                                                 NAME AND ADDRESS                       OCTOBER 29, 1999
----                                                 ----------------                       ----------------
Focus Fund-- Common                        State Street Bank & Trust Co.                          41.97%
                                           Cust for the IRA of
                                           Pascal Scemuma De Gialluly FTC
                                           91 Druid Hill Rd.
                                           Summit, NJ 07901-3226

                                           Charles Schwab & Co. Inc.                              30.99%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           Attn Mutual Funds
                                           101 Montgomery St.
                                           San Francisco, CA 94104-4122

High Yield Fund-- Common                   Credit Suisse Asset Mgmt Intl                          60.17%
                                           Holding Attn: Thomas Federer
                                           Uetlibergstrasse 231
                                           Postfach 800 Ch-8070
                                           Zurich

                                           John Vogelstein TR                                     13.00%
                                           Charitable Trust
                                           U/A 012799
                                           466 Lexington Ave
                                           New York, NY 10017-3140


                                       71

                                                                                                 PERCENT
                                                                                               OWNED AS OF
FUND                                                 NAME AND ADDRESS                        OCTOBER 29, 1999
----                                                 ----------------                        ----------------
                                           John L. Vogelstein                                      9.63%
                                           Charitable Remainder Trust #4
                                           466 Lexington Avenue
                                           New York, NY 10017-3140

Municipal Bond Fund-- Common               Jack W. Sullivan                                       82.25%
                                           4880 Island View Dr
                                           Oshkosh WI 54901-1318

                                           Deborah Susan Diamond                                   8.55%
                                           7 Diamond Ln
                                           New Milford, CT 06776-5251

                                           Philip E. Srokowski                                     6.25%
                                           Edith A. Srokowski JT TEN
                                           13670 Cantaberry CT
                                           South Lyon, MI 48178-9597

Global Telecommunications Fund-- Common    Charles Schwab & Co.                                   42.63%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           101 Montgomery St.
                                           San Francisco, CA 94104-4122

                                           Nat'l Financial Svcs Corp                              16.91%
                                           FBO Customers
                                           Church St Station
                                           PO Box 3908
                                           New York, NY 10008-3908

Long-Short Neutral Fund-- Common           Charles Schwab & Co Inc.                               81.87%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           Attn Mutual Funds
                                           101 Montgomery St
                                           San Francisco, CA 94104-4122

                                           Nat'l Financial Svcs Corp                               6.46%
                                           FBO Customers
                                           Church St Station
                                           PO Box 3908
                                           New York, NY 10008-3908

                                           National Investors Services Corp for the                6.31%
                                           Exclusive Benefit of Our Customers
                                           55 Water St FL 32
                                           New York, NY 10041-3299

                              FINANCIAL STATEMENTS


                  Each Fund's audited financial report dated August 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling Warburg Pincus Funds at 800-927-2874.

                                   APPENDIX A



                             DESCRIPTION OF RATINGS


COMMERCIAL PAPER RATINGS


                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.



                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



CORPORATE BOND RATINGS



                  The following summarizes the ratings used by S&P for corporate bonds:



                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.



                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.



                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.



                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.



                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.



                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.



                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.



                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.



                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.



                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.



                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.



                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.



                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



MUNICIPAL NOTE RATINGS


                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.

                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                  SUBJECT TO COMPLETION, DATED NOVEMBER 2, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2000

                           Institutional Shares of the

                 Warburg, Pincus International Growth Fund, Inc.
                   Warburg, Pincus U.S. Core Equity Fund, Inc.
                Warburg, Pincus U.S. Core Fixed Income Fund, Inc.
            Warburg, Pincus Strategic Global Fixed Income Fund, Inc.
                         Warburg Pincus High Yield Fund
                       Warburg Pincus Municipal Bond Fund
                            Warburg Pincus Focus Fund
                  Warburg Pincus Long-Short Market Neutral Fund


                 P.O. Box 9030, Boston, Massachusetts 02205-9030

                        For information, call 800-WARBURG


            This combined Statement of Additional Information provides information about Warburg Pincus International Growth Fund ("International Growth Fund"), Warburg Pincus U.S. Core Equity Fund ("U.S. Equity Fund"), Warburg Pincus U.S. Core Fixed Income Fund ("U.S. Fixed Income Fund"), Warburg Pincus Strategic Global Fixed Income Fund ("Global Income Fund"), Warburg Pincus Global Telecommunications Fund ("Global Telecommunications Fund"), Warburg Pincus High Yield Fund ("High Yield Fund"), Warburg Pincus Municipal Bond Fund ("Municipal Bond Fund"), Warburg Pincus Focus Fund ("Focus Fund") and Warburg Pincus Long-Short Market Neutral Fund ("Long-Short Neutral Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the combined Prospectus for the Institutional Shares of the Funds, dated January 1, 2000, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus.

            Each Fund's audited Annual Report dated August 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

            This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus, Annual Report and information regarding each Fund's current performance may be obtained by writing or telephoning:

                            CSAM Institutional Shares
                                  P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                   800-WARBURG

                                    CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES AND POLICIES .........................................  1
Common Investment Objectives and Policies -- All Funds .....................  1
     Non-Diversified Status ................................................  1
     Temporary Investments .................................................  1
     Repurchase Agreements .................................................  2
     Reverse Repurchase Agreements and Dollar Rolls ........................  2
     Illiquid Securities ...................................................  3
         Rule 144A Securities ..............................................  4
     Emerging Growth and Smaller Capitalization Companies;
         Unseasoned Issuers ................................................  5
     Lending of Portfolio Securities .......................................  5
     Borrowing .............................................................  6
     Securities of Other Investment Companies ..............................  6
     Options Generally .....................................................  6
         Securities Options ................................................  6
         Securities Index Options ..........................................  9
Common Investment Objectives and Policies -- International
     Growth, U.S. Equity, U.S. Fixed Income, Global Income,
     High Yield, Municipal Bond and Focus Funds ............................ 10
     When-Issued Securities, Delayed Delivery Transactions And
         Forward Commitments ............................................... 10
     Stand-By Commitment Agreements ........................................ 11
Common Investment Objectives and Policies -- International
     Growth, U.S. Equity, U.S. Fixed Income, Global Income,
     High Yield, Focus and Long-Short Neutral Funds ........................ 12
     U.S. Government Securities ............................................ 12
     Foreign Investments ................................................... 12
         Foreign Debt Securities ........................................... 13
         Foreign Currency Exchange ......................................... 14
         Information ....................................................... 14
         Political Instability ............................................. 14
         Foreign Markets ................................................... 14
         Increased Expenses ................................................ 14
         Dollar-Denominated Debt Securities of Foreign Issuers ............. 15
         Depositary Receipts ............................................... 15
         Brady Bonds ....................................................... 15
         Emerging Markets .................................................. 15
         Sovereign Debt .................................................... 16
     Convertible Securities ................................................ 17
     Debt Securities ....................................................... 17

         Below Investment Grade Securities ................................. 18
         Mortgage-Backed Securities ........................................ 20
         Asset-Backed Securities ........................................... 21
         Loan Participations and Assignments ............................... 21
         Structured Notes, Bonds or Debentures ............................. 22
         Collateralized Mortgage Obligations ............................... 22
         Zero Coupon Securities ............................................ 23
     Futures Activities .................................................... 24
         Futures Contracts ................................................. 24
         Options on Futures Contracts ...................................... 25
     Currency Exchange Transactions ........................................ 26
         Forward Currency Contracts ........................................ 26
         Currency Options .................................................. 27
         Currency Hedging .................................................. 27
     Hedging Generally ..................................................... 28
     Short Sales "Against the Box .......................................... 29
     Section 4(2) Paper .................................................... 30
Supplemental Investment Objectives and Policies --
     International Growth, U.S. Equity and Focus Funds ..................... 30
     Rights Offerings and Purchase Warrants ................................ 30
Supplemental Investment Objectives and Policies -- Municipal Bond Fund ..... 31
Supplemental Investment Objectives And Policies -- Long-Short
     Neutral Fund .......................................................... 31
     Short Sales ........................................................... 31
INVESTMENT RESTRICTIONS .................................................... 32
PORTFOLIO VALUATION ........................................................ 34
PORTFOLIO TRANSACTIONS ..................................................... 36
PORTFOLIO TURNOVER ......................................................... 39
MANAGEMENT OF THE FUNDS .................................................... 40
     Officers and Board of Directors ....................................... 40
     Directors' Total Compensation for Fiscal Year Ended August 31, 1999 ... 43
     Investment Adviser and Co-Administrators .............................. 44
     Custodian and Transfer Agent .......................................... 50
     Organization of the Funds ............................................. 50
     Distribution and Shareholder Servicing ................................ 52
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................. 52
     Automatic Cash Withdrawal Plan ........................................ 52
EXCHANGE PRIVILEGE ......................................................... 53
ADDITIONAL INFORMATION CONCERNING TAXES .................................... 53
     The Funds and Their Investments ....................................... 54
     Special Tax Considerations ............................................ 58

         Straddles ......................................................... 58
         Options And Section 1256 Contracts ................................ 59
         Foreign Currency Transactions ..................................... 59
         Passive Foreign Investment Companies .............................. 60
         Asset Diversification Requirement ................................. 60
         Foreign Taxes ..................................................... 61
         Fund Taxes on Swaps ............................................... 61
         Dividends and Distributions ....................................... 61
         Sales of Shares ................................................... 62
         Backup Withholding ................................................ 62
         Notices ........................................................... 63
         Other Taxation .................................................... 63
DETERMINATION OF PERFORMANCE ............................................... 63
     Total Return .......................................................... 63
     Yield ................................................................. 66
INDEPENDENT ACCOUNTANTS AND COUNSEL ........................................ 67
MISCELLANEOUS .............................................................. 68
FINANCIAL STATEMENTS ....................................................... 72

APPENDIX A ---- DESCRIPTION OF RATINGS .....................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES

            The following policies supplement the descriptions of each Fund's investment objectives and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.

            The investment objective of the International Growth Fund, Focus Fund (formerly, the Warburg Pincus Select Economic Value Equity Fund) and U.S. Equity Fund is to provide long-term appreciation of capital.

            The investment objective of the High Yield, Municipal Bond, Global Income and U.S. Fixed Income Funds is to provide high total return.

            The investment objective of the Long-Short Neutral Fund is to seek long-term capital appreciation while minimizing exposure to general equity market risk.

            Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.

Common Investment Objectives and Policies -- All Funds

            Non-Diversified Status. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

            Temporary Investments. To the extent permitted by its investment objectives and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by the Credit Suisse Asset Management, LLC, the Fund's adviser ("CSAM"), or, if applicable, Credit Suisse Asset Management Limited ("CSAM Ltd"), the Fund's sub-investment adviser, as the case may be (each, an "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

            Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser, acting under the supervision of the Fund's Board of Directors (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

            Reverse Repurchase Agreements and Dollar Rolls. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.


            Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

            Illiquid Securities. Each Fund is authorized, but does not presently intend to, invest 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Funds' limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

            Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

            Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 331/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

            By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

            Borrowing. Each Fund may borrow up to 331/3 percent of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

            Securities of Other Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

            Options Generally. The Funds may purchase and write (sell) securities, securities indices and currencies for both hedging purposes and to increase total return.

            Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities its would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

            Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the- money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Options Clearing Corporation (the "Clearing Corporation") and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

            Securities Index Options. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Common Investment Objectives and Policies -- International Growth, U.S. Equity, U.S. Fixed Income, Global Income, High Yield, Municipal Bond and Focus Funds

            When-Issued Securities, Delayed Delivery Transactions And Forward Commitments. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

            In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

            When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Stand-By Commitment Agreements. Each Fund may from time to time enter into stand-by commitment agreements. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

            Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

            Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

            There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.


            The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Common Investment Objectives and Policies -- International Growth, U.S. Equity, U.S. Fixed Income, Global Income, High Yield, Focus and Long-Short Neutral Funds

            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

            Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

            Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments.

            For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.


            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. National currencies of the eleven member states participating in the euro will become subdivisions of the euro, but will continue to circulate as legal tender until January 1, 2002, when they will be withdrawn permanently.

            Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

            Information. The majority of the securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

            Increased Expenses. The operating expenses of the Funds can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

            Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

            Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

            Emerging Markets. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

            Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

            Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

            The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

            Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and

Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the "Adviser," such securities have the potential for future income or capital appreciation.

            Convertible Securities. Convertible securities in which a fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the "Adviser" will consider such event in its determination of whether a Fund should continue to hold the securities.

            Debt Securities. Each Fund may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.

            The interest income to be derived may be considered as one factor in selecting debt securities for investment by the "Adviser." Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the "Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the "Adviser." Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

            Below Investment Grade Securities. The High Yield and Municipal Bond Funds have established no rating criteria for the debt securities in which they may invest.

            Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

            Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

            The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

            Mortgage-Backed Securities. Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


            Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.

            Loan Participations and Assignments. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

            Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Collateralized Mortgage Obligations. The Funds may also purchase collateralized mortgage obligations CMOs issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

            CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

            The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.


            Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets.

            A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

            Futures Activities. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

            These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

            Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The funds may engage in currency exchange transactions for both hedging payable and to reverse total return, which may involve speculation.

            Forward Currency Contracts. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds will not invest more than 50% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


            A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Currency Options. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

            Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

            In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

            Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

            Short Sales "Against the Box." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

            A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transactions costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.


            The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.

            Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.


Supplemental Investment Objectives and Policies -- International Growth, U.S. Equity and Focus Funds


            Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Supplemental Investment Objectives and Policies -- Municipal Bond Fund


      Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the basis for such opinions.


            Certain Municipal Obligations are classified as private activity bonds. Interest on private activity bonds is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds ("Alternative Minimum Tax Securities") is a specific preference item under the federal alternative minimum tax. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.


            Although the Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 40% of its total assets in private activity bonds when added together with any taxable investments held by the Municipal Bond Fund, it will not do so unless in the opinion of the Adviser the investment is warranted. To the extent the Municipal Bond Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.


Supplemental Investment Objectives And Policies -- Long-Short Neutral Fund

            Short Sales. The Long-Short Neutral Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

            The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. Government Securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund's net assets.


                             INVESTMENT RESTRICTIONS


            The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

            If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

            1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing (for the Long-Short Neutral Fund only, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets).


            2. Issue any senior securities, except as permitted under the 1940 Act;

            3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

            4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

            5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

            6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

            7. Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

            For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

            In addition to the fundamental investment limitations specified above, a Fund may not:

            1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

            2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

            3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;


            4. (Long-Short Neutral Fund only) Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and

            5. (Long-Short Neutral Fund only) Acquire any securities registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.


            The policies set forth above are not fundamental and thus may be changed by the Funds' Board of Directors without a vote of the shareholders.


            Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by the Funds in valuing their assets.

            Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Funds may employ outside organizations (each a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Boards, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Boards. In addition, the Boards or their delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value does not take place contemporaneously with the determination of the prices of the majority of the Funds' securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Boards. Although the Long-Short Neutral Fund does not invest directly in foreign securities, it invests in American Depositary Receipts, the value of which depends on the underlying foreign security.

                             PORTFOLIO TRANSACTIONS

            The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

            In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.

            All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

            For the fiscal years ended August 31, the Funds have paid brokerage commissions as follows:

August 31, 1999

Fund                                                       Brokerage Commission
----                                                       --------------------

International Growth                                            $5,207,753
U.S. Equity                                                     $   84,295
U.S. Fixed Income                                               $   62,630
Global Income                                                   $    4,476
High Yield                                                      $  112,134
Municipal Bond                                                         N/A
Focus                                                           $  142,853
Long-Short Neutral                                              $  214,482

August 31, 1998

BEA Fund                                                   Brokerage Commission
--------                                                   --------------------

International Equity                                            $3,481,661
U.S. Core Equity                                                $  352,567
U.S. Core Fixed Income                                          $   12,023
Strategic Global Fixed Income                                   $      678
High Yield                                                      $      250
Municipal Bond                                                         N/A
Focus                                                           $   17,675
Long-Short Neutral                                              $    3,790

August 31, 1997

BEA Fund                                                   Brokerage Commission
--------                                                   --------------------

International Equity                                             $5,041,204
U.S. Core Equity                                                 $  181,354
U.S. Core Fixed Income                                           $        0
Strategic Global Fixed Income                                    $        0
High Yield                                                       $        0
Municipal Bond                                                          N/A
Focus                                                                   N/A
Long-Short Neutral                                                      N/A

            In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                               PORTFOLIO TURNOVER

            The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. The Funds' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

            It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                             MANAGEMENT OF THE FUNDS

            Officers and Board of Directors. The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

            The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard H. Francis (67)                Director
40 Grosvenor Road                      Currently retired; Executive Vice
Short Hills, New Jersey 07078          President and Chief Financial Officer
                                       of Pan Am Corporation and Pan American
                                       World Airways, Inc. from 1988 to 1991;
                                       Director of The Infinity Mutual Funds,
                                       BISYS Group Incorporated;
                                       Director/Trustee of other Warburg
                                       Pincus Funds and other CSAM-advised
                                       investment companies.

Jack W. Fritz (72)                     Director
2425 North Fish Creek Road             Private investor; Consultant and
P.O. Box 483                           Director of Fritz Broadcasting, Inc.
Wilson, Wyoming 83014                  and Fritz Communications (developers
                                       and operators of radio stations);
                                       Director of Advo, Inc. (direct mail
                                       advertising); Director/Trustee of other
                                       Warburg Pincus Funds. Director Dean of
                                       Yale School of Management and William
                                       S. Beinecke Professor in the Practice
                                       of International Trade and Finance;
                                       Undersecretary of Commerce for
                                       International Warburg Pincus Funds.

Jeffrey E. Garten (53)                 Director
Box 208200                             Director Dean of Yale School of
Connecticut 06520-8200                 Management and William S. Beinecke
                                       Professor in the Practice of
                                       International Trade and Finance;
                                       Undersecretary of Commerce for
                                       International Trade from November 1993
                                       to October 1995; Professor at Columbia
                                       University from September 1992 to
                                       November 1993; New Haven,
                                       Director/Trustee of other Warburg
                                       Pincus Funds.

James S. Pasman, Jr. (68)              Director
29 The Trillium                        Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238         Operating Officer of National
                                       InterGroup, Inc. from April 1989 to
                                       March 1991; Chairman of Permian Oil Co.
                                       from April 1989 to March 1991; Director
                                       of Education Management Corp., Tyco
                                       International Ltd.; Trustee, BT
                                       Insurance Funds Trust; Director/Trustee
                                       of other Warburg Pincus Funds and other
                                       CSAM-advised investment companies.

William W. Priest* (58)                Chairman of the Board
153 East 53rd Street                   Chairman- Management Committee, Chief
New York, New York 10022               Executive Officer and Managing Director
                                       of CSAM (U.S.) since 1990; Director of
                                       TIG Holdings, Inc.; Director/Trustee of
                                       other Warburg Pincus Funds and other
                                       CSAM-advised investment companies.

Steven N. Rappaport (51)               Director
153 East 53rd Street,                  President of Loanet, Inc. since 1997;
Suite 5500                             Executive Vice President of Loanet,
New York, New York 10022               Inc. from 1994 to 1997; Director,
                                       President, North American Operations,
                                       and former Executive Vice President
                                       from 1992 to 1993 of Worldwide
                                       Operations of Metallurg Inc.; Executive
                                       Vice President, Telerate, Inc. from
                                       1987 to 1992; Partner in the law firm
                                       of Hartman & Craven until 1987;
                                       Director/Trustee of other Warburg
                                       Pincus Funds and other CSAM-advised
                                       investment companies.*


--------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Alexander B. Trowbridge (69)           Director
1317 F Street, N.W.,                   Currently retired; President of
5th Floor                              Trowbridge Partners, Inc. (business
Washington, DC 20004                   consulting) from January 1990 to
                                       November 1996; Director or Trustee of
                                       New England Mutual Life Insurance Co.,
                                       ICOS Corporation (biopharmaceuticals),
                                       IRI International (energy services),
                                       The Rouse Company (real estate
                                       development), Harris Corp. (electronics
                                       and communications equipment), The
                                       Gillette Co. (personal care products)
                                       and Sunoco, Inc. (petroleum refining
                                       and marketing); Director/Trustee of
                                       other Warburg Pincus Funds.

Eugene L. Podsiadlo (42)               President
466 Lexington Avenue                   Managing Director of CSAM; Associated
New York, New York 10017-3147          with CSAM since CSAM acquired the
                                       Funds' predecessor adviser in July
                                       1999; with the predecessor adviser
                                       since 1991; Vice President of Citibank,
                                       N.A. from 1987 to 1991; Officer of
                                       CSAMSI and of other Warburg Pincus
                                       Funds.

Hal Liebes, Esq. (35)                  Vice President and Secretary
153 East 53rd Street                   Director and General Counsel of CSAM;
New York, New York 10022               Associated with CSAM since 1995;
                                       Associated with CS First Boston
                                       Investment Management from 1994 to
                                       1995; Associated with Division of
                                       Enforcement, U.S. Securities and
                                       Exchange Commission from 1991 to 1994;
                                       Officer of CSAMSI, other Warburg Pincus
                                       Funds and other CSAM-advised investment
                                       companies.

Michael A. Pignataro (40)              Treasurer and Chief Financial Officer
153 East 53rd Street                   Vice President and Director of Fund
New York, New York 10022               Administration of CSAM; Associated with
                                       CSAM since 1984; Officer of other
                                       Warburg Pincus Funds and other
                                       CSAM-advised investment companies.

Stuart J. Cohen, Esq. (30)             Assistant Secretary
466 Lexington Avenue                   Vice President and Legal Counsel of
New York, New York 10017-3147          CSAM; Associated with CSAM since CSAM
                                       acquired the Funds' predecessor adviser
                                       in July 1999; with the predecessor
                                       adviser since 1997; Associated with the
                                       law firm of Gordon Altman Butowsky
                                       Weitzen Shalov & Wein from 1995 to
                                       1997; Officer of other Warburg Pincus
                                       Funds.


Rocco A. DelGuercio (36)               Assistant Treasurer
153 East 53rd Street                   Assistant Vice President and
New York, New York 10022               Administrative Officer of CSAM;
                                       Associated with CSAM since June 1996;
                                       Assistant Treasurer, Bankers Trust
                                       Corp. -- Fund Administration from March
                                       1994 to June 1996; Mutual Fund
                                       Accounting Supervisor, Dreyfus
                                       Corporation from April 1987 to March
                                       1994; Officer of other Warburg Pincus
                                       Funds and other CSAM-advised investment
                                       companies.

            No employee of CSAM, PFPC Inc. ("PFPC") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC, CSAMSI or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325.

Directors' Total Compensation for Fiscal Year Ended August 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            All
                                                                                                                         Investment
                                                                                 High                       Long-Short Companies in
         Name of          International    U.S.      U.S. Fixed     Global       Yield  Municipal   Focus     Neutral   the [CSAM]
         Director          Growth Fund  Equity Fund  Income Fund  Income Fund    Fund   Bond Fund    Fund      Fund    Fund Complex*
------------------------------------------------------------------------------------------------------------------------------------
William W. Priest**             None         None         None         None       None      None     None       None         None
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman***           None         None         None         None       None      None     None       None         None
------------------------------------------------------------------------------------------------------------------------------------
Richard N. Cooper****          1,125        1,125        1,125        1,125      1,125     1,125    1,125      1,125      $73,250
------------------------------------------------------------------------------------------------------------------------------------
Richard H. Francis*****          750          750          750          750        750       750      750        750      $16,500
------------------------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                  2,000        2,000        2,000        2,000      2,000     2,000    2,000      2,000      $73,250
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten              2,000        2,000        2,000        2,000      2,000     2,000    2,000      2,000      $73,250
------------------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.*****        750          750          750          750        750       750      750        750      $16,500
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           All
                                                                                                                        Investment
                                                                                 High                       Long-Short Companies in
         Name of          International    U.S.      U.S. Fixed     Global       Yield  Municipal   Focus     Neutral   the [CSAM]
         Director          Growth Fund  Equity Fund  Income Fund  Income Fund    Fund   Bond Fund    Fund      Fund    Fund Complex*
------------------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport*****         750          750          750          750        750       750      750        750      $16,500
------------------------------------------------------------------------------------------------------------------------------------
Alexander B. Trowbridge        2,075        2,075        2,075        2,075      2,075     2,075    2,075      2,075      $76,025
------------------------------------------------------------------------------------------------------------------------------------

* Each Director serves as a Director or Trustee of 51 investment companies and portfolios in the [Credit Suisse Asset Management Fund Complex].

** Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

***   Mr. Reichman resigned as a Director of each Fund effective August 18,
      1999.

****  Mr. Cooper resigned as a Director of each Fund effective July 6, 1999.

***** Messrs. Francis, Pasman and Rappaport became Directors of the Funds effective July 6, 1999.

            As of September 30, 1999, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Institutional Shares. No Director or officer owned any of the Funds' outstanding Institutional Shares.

            Investment Adviser and Co-Administrators. CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM Ltd serves as sub-investment adviser to the Global Income Fund. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

            CSAM's predecessor, BEA Associates, had rendered advisory services to the predecessor to the Funds, each a series of The RBB Fund, Inc. (the "BEA Funds"), pursuant to Investment Advisory Agreements (the "BEA Advisory Agreements"). CSAM Ltd had not provided sub-investment advisory services to the BEA Funds. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

            CSAM has investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the International Growth, U.S. Equity, U.S. Fixed Income, Global Income, High Yield, Municipal Bond and Focus Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .80%, .75%, .375%,
 .50%, .70%, .70% and, .75% of average daily net assets, respectively. CSAM pays CSAM Ltd a sub-investment advisory fee out of the fees CSAM receives from the Global Income Fund.

            The Long-Short Neutral Fund pays CSAM a basic management fee, computed daily and payable monthly, at the annual rate of 1.50% of the average net assets of the Fund. After the first year of operations, this basic management fee may be increased or decreased by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a Target (as defined below) during the most recent twelve-month period. The "Target" is the investment record of the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM- plus 5 percentage points. The Performance Adjustment is added to or subtracted from the basic fee.

            The Performance Adjustment may increase or decrease the basic fee in five steps. The first step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than one but not more than two percentage points. In this event, the Performance Adjustment would be 0.10%, and the annual rate of the total management fee would be either 1.40% or 1.60%. The second step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than two but not more than three percentage points. In this event, the Performance Adjustment would be 0.20%, and the annual rate of the total management fee would be either 1.30% or 1.70%. The third step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than three but not more than four percentage points. In this event, the Performance Adjustment would be 0.30%, and the annual rate of the total management fee would be either 1.20% or 1.80%. The fourth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than four but not more than five percentage points. In this event, the Performance Adjustment would be 0.40%, and the annual rate of the total management fee would be either 1.10% or 1.90%. The fifth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by five percentage points or more. In this event, the Performance Adjustment would be 0.50%, and the annual rate of the total management fee would be either 1.00% or 2.00%. Thus:

          TOTAL MANAGEMENT                     BASIC RATE            PERFORMANCE ADJUSTMENT           FEE RATE
----------------------------------------------------------------------------------------------------------------
No adjustment                                    1.50%                         N/A                      1.50%
----------------------------------------------------------------------------------------------------------------
First Step:
     Performance exceeds Target by
     more than 1 but not more than 2
     percentage points                           1.50                         .10%                      1.60

Performance lags Target by more than
     1 but not more than 2 percent
     points                                      1.50                        (.10)                      1.40
----------------------------------------------------------------------------------------------------------------
Second Step:
     Performance exceeds Target by
     more than 2 but not more than 3
     percentage points                           1.50                         .20                       1.70

Performance lags Target by more than
     1 but not more than 3 percent
     points                                      1.50                        (.20)                      1.30
----------------------------------------------------------------------------------------------------------------
Third Step:
     Performance exceeds Target by
     more than 3 but not more than 4
     percentage points                           1.50                         .30                       1.80

Performance lags Target by more than
     3 but not more than 4 percent
     points                                      1.50                        (.30)                      1.20
----------------------------------------------------------------------------------------------------------------
Fourth Step:
     Performance exceeds Target by
     more than 4 but not more than 5
     percentage points                           1.50                         .40                       1.90

          TOTAL MANAGEMENT                     BASIC RATE            PERFORMANCE ADJUSTMENT           FEE RATE
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
No adjustment                                    1.50%                        N/A                       1.50%
----------------------------------------------------------------------------------------------------------------
Performance lags Target
     by more than 4 but
     not more than 5
     percent points                              1.50                        (.40)                      1.10
----------------------------------------------------------------------------------------------------------------
Fifth Step:
     Performance exceeds
     Target by more than 5
     percentage points                           1.50                         .50                       2.00

Performance lags Target
     by more than 5
     percent points                              1.50                        (.50)                      1.00
----------------------------------------------------------------------------------------------------------------

            CSAMSI and PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., both serve as co-administrators to the Funds pursuant to separate written agreements (the "CSAMSI Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). CSAMSI became co-administrator to each Fund on October 26, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds. Provident Distributors, Inc. ("Provident Distributors") and PFPC had served as co-administrators to the Advisor Class of the BEA Funds. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, each Fund pays CSAMSI a fee calculated at an annual rate of .05% of each Fund's first $125 million in average daily net assets of the Institutional Shares and .10% of average daily net assets of the Institutional Shares over $125 million. For the services provided by PFPC under the PFPC Co-Administration Agreements, each Fund pays PFPC a fee calculated at an annual rate of .125% of each Fund's average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Funds at the time of calculation.

            For the fiscal years ended August 31, the Funds have paid csaM or BEA Associates advisory fees and csaM or BEA Associates has waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements or BEA Advisory Agreements as follows:

August 31, 1999

                                                     Fees Paid
                    Fund                          (after waivers)            Waivers            Reimbursements
                    ----                          ---------------            -------            --------------
International Growth                               $   5,508,687           $         0           $         0
U.S. Equity                                        $     369,195           $   148,230           $         0
U.S. Fixed Income                                  $     827,811           $   608,214           $         0
Global Income                                      $           0           $   144,265           $     3,649
Global Telecommunications                          $      93,200           $   101,660           $    33,124
High Yield                                         $     497,661           $   405,408           $         0
Municipal Bond                                     $      64,918           $    95,749           $         0
Focus                                              $     111,197           $   139,116           $         0
Long-Short Neutral                                 $     193,807           $    97,341           $         0


August 31, 1998

                                                     Fees Paid
                  BEA Fund                        (after waivers)            Waivers            Reimbursements
                  --------                        ---------------            -------            --------------
International Equity                               $   4,943,773           $    27,976           $         0
U.S. Core Equity                                   $     703,273           $    36,437           $         0
U.S. Core Fixed Income                             $     579,143           $   288,699           $         0
Strategic Global Fixed Income                      $      81,321           $    89,310           $         0
High Yield                                         $     422,069           $   271,277           $         0
Municipal Bond                                     $      93,618           $    51,669           $         0
Focus                                              $      14,224           $       643           $         0
Long-Short Neutral                                 $       4,661           $     2,758           $         0

August 31, 1997

                                                     Fees Paid
                  BEA Fund                        (after waivers)            Waivers            Reimbursements
                  --------                        ---------------            -------            --------------
International Equity                               $   5,300,316           $         0           $         0
U.S. Core Equity                                   $     537,237           $    27,626           $         0
U.S. Core Fixed Income                             $     357,196           $   177,539           $         0
Strategic Global Fixed Income                      $     180,945           $    27,305           $         0
High Yield                                         $     393,841           $   233,336           $         0
Municipal Bond                                     $      91,093           $    44,791           $         0
Focus                                                        N/A                   N/A                   N/A
Long-Short Neutral                                           N/A                   N/A                   N/A

            From August 31, 1997 to August 31, 1999, the Funds paid Provident Distributors or Counsellors Service and PFPC administration fees and Provident Distributors or Counsellors Service and PFPC have waived fees and/or reimbursed expenses as follows:

August 31, 1999
                              PFPC                                                  Counsellors Service
                            Fees Paid                                                    Fees Paid
                            (after                  Reimburse-                            (after               Reimburse-
 Fund                       Waivers)     Waivers      ments     Fund                      Waivers)    Waivers    ments
 ----                       --------     -------    ----------- ----                      --------    -------   --------
International Growth        $860,732      $     0      $0      International Growth         $9,292     $    0       $0
U.S. Equity                 $ 86,237      $     0      $0      U.S. Equity                  $    6     $   25       $0
U.S. Fixed Income           $286,470      $     0      $0      U.S. Fixed Income            $    4     $   18       $0
Global Income               $ 50,059      $     0      $0      Global Income                $    1     $    4       $0
High Yield                  $129,010      $32,252      $0      High Yield                   $2,733     $9,930       $0
Municipal Bond              $ 37,500      $     0      $0      Municipal Bond               $    9     $   40       $0
Focus                       $ 41,719      $     0      $0      Focus                        $    2     $    7       $0
Long-Short Neutral          $ 12,643      $11,902      $0      Long-Short Neutral           $1,036     $4,144       $0

August 31, 1998

                             PFPC                                                   Provident Distributors
                           Fees Paid                                                       Fees Paid
                            (after                  Reimburse-                              (after                 Reimburse-
BEA Fund                   Waivers)      Waivers      ments     BEA Fund                   Waivers)     Waivers      ments
--------                   --------      -------    --------------------                   --------     -------    ---------
International Equity        $769,622      $ 7,213       $0      International Equity        $435,028    $497,175         $0
U.S. Core Equity            $123,285      $     0       $0      U.S. Core Equity            $  9,863    $138,079         $0
U.S. Core Fixed Income      $235,924      $     0       $0      U.S. Core Fixed Income      $ 23,143    $323,994         $0
Strategic Global Fixed                                         Strategic Global Fixed
Income                      $42,937       $ 5,494       $0        Income                    $  3,412    $ 47,777         $0
High Yield                  $99,050       $24,762       $0      High Yield                  $  9,905    $138,669         $0
Municipal Bond              $30,402       $     0       $0      Municipal Bond              $  2,076    $ 29,057         $0
Focus                       $     0       $ 2,478       $0      Focus                       $    198    $  2,775         $0
Long-Short Neutral          $     0       $   618       $0      Long-Short Neutral          $    148    $    594         $0

August 31, 1997

                             PFPC                                                     Counsellors Service
                           Fees Paid                                                        Fees Paid
                            (after                  Reimburse-                               (after                  Reimburse-
BEA Fund                   Waivers)      Waivers      ments     BEA Fund                    Waivers)      Waivers      ments
--------                   --------      -------    --------------------                    --------      -------    ---------
International Equity        $785,014     $43,161       $0      International Equity          $463,778     $530,031       $0
U.S. Core Equity            $ 94,144     $     0       $0      U.S. Core Equity              $  7,532     $105,441       $0
U.S. Core Fixed Income      $159,177     $19,068       $0      U.S. Core Fixed Income        $ 14,258     $199,636       $0
Strategic Global Fixed                                         Strategic Global Fixed
Income                      $ 41,650     $10,412       $0      Income                        $  4,165     $ 58,310       $0
High Yield                  $ 89,597     $22,399       $0      High Yield                    $  8,959     $125,436       $0
Municipal Bond              $ 24,265     $     0       $0      Municipal Bond                $  1,941     $ 27,177       $0
Focus                            N/A         N/A      N/A      Focus                              N/A          N/A      N/A
Long-Short Neutral               N/A         N/A      N/A      Long-Short Neutral                 N/A          N/A      N/A

            Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all investment funds by or under the direction of the Funds' Board of Directors in such manner as the Board determines fair and accurate. Each class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if a class receives different services.

            Custodian and Transfer Agent. Except for the Long-Short Neutral Fund, Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "BBH Custodian Agreement"). Custodial Trust Company ("CTC") acts as the custodian for the Long-Short Neutral Fund and also acts as the custodian for the Long-Short Neutral Fund's foreign securities pursuant to a Custodian Agreement (the "CTC Custodian Agreement", together with the BBH Custodian Agreement, the "Custodian Agreements"). Under the Custodian Agreements, BBH and CTC (a) maintain a separate account or accounts in the name of each Fund, (b) hold and transfer portfolio securities on account of each Fund, (c) accept receipts and make disbursements of money on behalf of each Fund, (d) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities, and (e) make periodic reports to the Funds' Board of Directors concerning each Fund's operations. BBH and CTC are authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BBH and CTC remain responsible for the performance of all their duties under the Custodian Agreements and hold the Funds harmless from the negligent acts and omissions of any sub-custodian. For their services to the Funds under the Custodian Agreements, BBH and CTC receive a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.

            State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171

            Organization of the Funds . Each of the Funds is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998.

            Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

            The High Yield, Municipal Bond, Focus and Long-Short Neutral Funds currently offer two separate classes of shares: Common Shares and Institutional Shares. The International Growth, U.S. Core Equity, U.S. Core Fixed Income and Global Income Funds currently offer only Common Shares.

            Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the lower fees paid by Institutional Shares, the total return on Institutional Shares can be expected to be higher than the total return on Common Shares and Advisor Shares. Investors may obtain information concerning the Common Shares and, if and when offered, the Advisor Shares from their investment professional or by calling CSAMSI at 800-369-2728. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

            Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

            Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at 800-WARBURG or on the Warburg Pincus Funds web site at www.warburg.com.

            Distribution and Shareholder Servicing. In addition to serving as each Fund's co-administrator, CSAMSI serves as distributor of each Fund's shares. CSAMSI offers each Fund's shares on a continuous basis. No compensation is payable by any of the Funds to CSAMSI for distribution services under the Distribution Agreement, but CSAMSI receives compensation from each Fund under the CSAMSI Co-Administration Agreement. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.






            Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

            Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                               EXCHANGE PRIVILEGE

            An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. An Institutional Shareholder may exchange Institutional Shares of a Fund for Institutional Shares of another Fund or for Institutional Shares of another Warburg Pincus Fund at their respective net asset values.

            If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

            The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at 1-800-401-2230.

            The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

            The Funds and Their Investments. Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

            As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

            Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

            The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

            If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

            A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

            "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

            The Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.


            In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.

            The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other municipal obligations acquired by the Municipal Bond Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

            Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Municipal Bond Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Exempt interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

            In addition, the receipt of Municipal Bond Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

            A Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio and will treat any interest received on Municipal Obligations subject to such stand-by commitments as tax-exempt income. In Rev. Rul. 82-144, 1982-2 C.B. 34, the Internal Revenue Service held that a mutual fund acquired ownership of municipal obligations for federal income tax purposes, even though the fund simultaneously purchased "put" agreements with respect to the same municipal obligations from the seller of the obligations. The Funds will not engage in transactions involving the use of stand-by commitments that differ materially from the transaction described in Rev. Rul. 82-144 without first obtaining a private letter ruling from the Internal Revenue Service or the opinion of counsel.

            Interest on indebtedness incurred by a shareholder to purchase or carry shares if the Municipal Bond Fund is not deductible for income tax purposes of (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including persons subject to alternative minimum tax (see Prospectus and discussion below), financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

            Special Tax Considerations. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

            Straddles. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

            Options And Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

            Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

            Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

            Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.


            Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to federal income tax and a deferral interest charge on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

            A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

            Asset Diversification Requirement. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.


            Foreign Taxes. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

            Fund Taxes on Swaps. As a result of entering into index swaps, the funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

            Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

            Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

            If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

            Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

            Backup Withholding. A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

            Notices. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

            Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

            Total Return. From time to time, a Fund may quote the total return of its Institutional Shares in advertisements or in reports and other communications to shareholders. The net asset value of Institutional Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.


            Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                  P(1+T)n = ERV


         Where:            T = average annual total return;

                         ERV = ending redeemable value of a
                               hypothetical $1,000 payment made at the
                               beginning of the l, 5 or 10 year (or
                               other) periods at the end of the
                               applicable period (or a fractional portion thereof);

                         P   = hypothetical initial payment of $1,000; and

                         n   = period covered by the computation, expressed
                               in years.

            Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


Aggregate Total Return =  [(ERV) - l]
                             P


            The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


            Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

            The average annual total returns for the Institutional Shares of the following Funds for the year ended August 31, 1999 were as follows:

                                                                                                     Since
                                                                                                   Inception
Fund                                    1 year        3 year (ann.)   5 year (ann.)                  (ann.)
----                                    ------        -------------   -------------                --------
International Growth                     13.88%           15.51%            8.64%          11.76%             (9/30/92)
U.S. Equity                              38.07%           25.37%           22.64%          22.62%            (08/31/94)
U.S. Fixed Income                         2.37%            7.15%            7.44%           6.88%            (03/31/94)
Global Income                             2.78%            3.81%            6.31%           6.08%            (06/27/94)
High Yield                                0.67%            6.94%            8.18%           8.59%            (02/26/93)
Municipal Bond                            0.36%            5.83%            5.62%           5.47%            (06/17/94)
Focus                                       N/A              N/A              N/A            N/A             (07/31/98)
Long-Short Neutral                      (5.68)%              N/A              N/A         (3.67)%            (07/31/98)

            The aggregate total returns for the Institutional Shares of the following Funds for the period ended August 31, 1999 since inception were as follows:

Fund                               Inception Date          Aggregate Return
----                               --------------          ----------------
International Growth                  09/30/92                  115.88%
U.S. Equity                           08/31/94                  117.48%
U.S. Fixed Income                     03/31/94                   43.43%
Global Income                         06/27/94                   35.82%
High Yield                            02/26/93                   71.10%
Municipal Bond                        06/17/94                   31.95%
Focus                                 07/31/98                   34.52%
Long-Short Neutral                    07/31/98                   (3.99)%

            Performance information provided above reflects the performance of the Institutional Shares of the corresponding BEA Funds to the extent applicable (which are the predecessors of the Funds) for the periods noted.

            Performance information provided above for each Fund (except for the Long-Short Neutral Fund) also reflects the performance of the Institutional Shares of the corresponding predecessor BEA Fund since inception (as noted below). The BEA Funds' Institutional Shares performance was favorably affected by expense waivers and/or reimbursements. The performance information provided above has not been restated to adjust for the BEA Funds' Institutional Shares expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above would have been lower.


            The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            Yield. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:


                            YIELD = 2[(a - b +1)6 - 1)
                                       -----    ^
                                       cd


Where:   a =    dividends and interest earned by a Fund during the period;

         b =    expenses accrued for the period (net of reimbursements);

         c = average daily number of shares outstanding during the period, entitled to receive dividends; and

         d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

            With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

            Based on the foregoing calculation, the Standard Yield for the Institutional Shares of the following funds for the 30-day period ended August 31, 1999 were as follows:


        Fund                                               30-Day Yield
        ----                                               ------------
        U.S. Fixed Income                                        6.02%
        Global Income                                            4.96%
        High Yield                                              10.00%
        Municipal Bond                                           4.66%
        Select Equity                                              --
        U.S. Core Equity                                           --

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

            PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM, CSAMSI, and Counsellors Service.

                                  MISCELLANEOUS


            The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.


            As of October 29, 1999, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:



                                                                                                      PERCENT
                                                                                                    OWNED AS OF
FUND                                             NAME AND ADDRESS                                OCTOBER 29, 1999
----                                             ----------------                                ----------------
International Growth Fund                  Employees Ret Plan Marshfield                                8.94%
-- Institutional                           1000 N. Oak Ave
                                           Marshfield, WI 54449

                                           MAC & Co.                                                    7.33%
                                           A/C# TYCF8754542
                                           Mutual Funds Operations
                                           P.O. Box 3198
                                           Pittsburgh, PA 15210-3198

                                           Indiana University Foundation                                6.18%
                                           Attn:  Walter L. Koon, Jr.
                                           PO Box 500
                                           Bloomington, IN 47402

                                           State Street Bank & Trust                                    5.27%
                                           FBO Consumers Energy Company
                                           DTD 3-1-1997
                                           P.O. Box 1992
                                           Boston, MA 02105-1992

U.S. Equity Fund-- Institutional           First Union National Bank                                   40.33%
                                           FBO Buckeye BEA Eqt
                                           A/C 1541048836
                                           1525 W WT Harris Blvd. CMG NC 1151
                                           Charlotte, NC 28262-8522

                                           Washington Hebrew Congregation                              12.80%
                                           3935 Macomb St. NW
                                           Washington, DC 20016

                                                                                                      PERCENT
                                                                                                    OWNED AS OF
FUND                                             NAME AND ADDRESS                                 OCTOBER 29, 1999
----                                             ----------------                                 ---------------
                                           Pension Plan for the Employees of                           11.36%
                                           Krupp Werner & Pfleiderer Corp.
                                           663 E. Crescent Ave.
                                           Ramsey, NJ 07446-1220

                                           Fleet National Bank Trust                                    7.65%
                                           Hospital ST Raphael
                                           PO Box 92800
                                           Rochester, NY  14692-8900


U.S. Fixed Income Fund-- Institutional     The Northern Trust Company TTEE                             15.18%
                                           Uniroyal Holdings Bond Fund
                                           c/o Uniroyal Holding Inc.
                                           70 Great Hill Road
                                           Naugatuck, CT 06770-2224

                                           Patterson & Co.                                              6.76%
                                           A/C 9888880836
                                           1525 West WT Harris Blvd. CMG 1151
                                           Charlotte, NC 28862-8522

                                           Huntington Hospital Pension Plan                             6.74%
                                           270 Park Ave.
                                           Huntington, NY 11743-2799

                                           Local 239 Pension Fund                                       5.68%
                                           RJ Waldbauer Jr., A Evarieto,
                                           I Stockel TTEES DTD 04/01/1960
                                           2380 Hempstead Tpke.
                                           East Meadow, NY 11554-2030


                                                                                                      PERCENT
                                                                                                    OWNED AS OF
FUND                                             NAME AND ADDRESS                                OCTOBER 29, 1999
----                                             ----------------                                ----------------
                                           Fidelity Investments Institutional                          5.31%
                                             Operations Co Inc (FIIOC) as
                                             Agent for Credit Suisse First
                                             Boston Employee's Savings PSP
                                           100 Magellan Way #KWIC
                                           Covington, KY  41015-1987

                                           DCA Food Industries Inc.                                    5.23%
                                           100 East Grand Ave.
                                           Beloit, WI 53511-6255

Focus Fund-- Institutional                 BEA Associates                                             51.37%
                                           Pension Trust
                                           153 East 53rd Street
                                           New York, NY  10022

                                           Chase Manhattan Bank                                       16.24%
                                           DCA/MMP Hourly Pension Plan
                                           Plan No. 006
                                           Kerry Ingredients
                                           352 E. Grand Ave.
                                           Beloit, WI 53511-6227

                                           FTC & Co.                                                  12.30%
                                           Attn. Datalynx # House Acct.
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

                                           State Sreet Bank & Trust                                    6.06%
                                           Cust for the IRA of
                                           Joan B Erle MD
                                           524 E. 72nd St. 46DE
                                           New York, NY 10021-9807

Global Income Fund-- Institutional         Sunkist Master Trust                                       56.39%
                                           14130 Riverside Drive
                                           Sherman Oaks, CA 91423-2392

                                           Patterson & Co.                                            33.45%
                                           PO Box 7829
                                           Philadelphia, PA 19101-7829

                                           State Street Bank & Trustee TTEE                            6.52%
                                           Fenway Holdings LLC Master Trust
                                           PO Box 470
                                           Boston, MA 02102-0470

High Yield Fund-- Institutional            Advantus Capital Mgmt. Inc.                                31.50%
                                           400 Robert Stn.
                                           Saint Paul, MN 55101-2015

                                           Carl F. Besenbach                                          15.38%
                                           TRST Michelin North America Inc.
                                           Master Trust
                                           PO Box 19001
                                           Greenville, SC 29602-9001

                                           Fidelity Investments Institutional                         14.56%
                                           Operations Co. Inc. as Agent for
                                           Certain Employees Benefits Plan
                                           100 Magellan Way # KWIC
                                           Covington, KY 41015-1999


                                                                                                      PERCENT
                                                                                                    OWNED AS OF
FUND                                             NAME AND ADDRESS                                 OCTOBER 29, 1999
----                                             ----------------                                 ----------------
Municipal Bond Fund--                      William A. Marquard                                         42.53%
Institutional                              2199 Maysville Rd.
                                           Carlisle, KY 40311-9716

                                           Howard Isermann                                             16.37%
                                           9 Tulane Dr.
                                           Livingston, NJ 07039-6212

                                           Howard T. Hallowell III                                     10.15%
                                           P.O. Box 18298
                                           Rochester, NY 14518-0298

                                           S. Finkelstein Family Fund                                   5.14%
                                           1755 York Ave. Apt. 35BC
                                           New York, NY 10128-6827


                                                                                                      PERCENT
                                                                                                    OWNED AS OF
FUND                                             NAME AND ADDRESS                                OCTOBER 29, 1999
----                                             ----------------                                ----------------
Long-Short Neutral Fund --                 Warburg Pincus Long-Short Equity Fund                      26.38%
Institutional                              400 Bellevue Pkwy.
                                           Wilmington, DE 19809-3706

                                           BEA Associates                                             20.78%
                                           153 E. 53rd Street
                                           New York, NY 10022-4611

                                           Andrew M. Jarmel TTEE                                      13.83%
                                           AAM Alpha Fund LP
                                           Asset Allocation & Management Co.
                                           30 N. LaSalle St. Fl. 35
                                           Chicago, IL 60602-2590

                                           EALSA & Co.                                                 9.83%
                                           P.O. Box 1768
                                           Grand Central Station
                                           New York, NY 10163-1768

                                           BEA Associates                                              6.45%
                                           FAO Pension Trust
                                           153 E. 53rd Street
                                           New York, NY 10022-4611


                              FINANCIAL STATEMENTS

            Each Fund's audited financial report dated August 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling Warburg Pincus Funds at 800-927-2874.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

            Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Municipal Note Ratings


            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

            "SG" - This designation denotes speculative quality and lack of margins of protection.

            Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     PART C
                                OTHER INFORMATION


Item 23. EXHIBITS


EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
----------                    ----------------------


       a                Articles of Incorporation. (1)



       b                By-Laws. (1)



       c                Registrant's Forms of Stock Certificates. (2)



       d                Form of Investment Advisory Agreement. (3)



       e                Form of Distribution Agreement. (4)



       f                Not applicable.



       g                Custodian Agreement with Brown Brothers
                        Harriman & Co. (3)



       h(1)             Transfer Agency and Service Agreement. (3)



        (2)             Form of Co-Administration Agreement with
                        Credit Suisse Asset Management Securities,
                        Inc. (4)



        (3)             Form of Co-Administration Agreement with PFPC
                        Inc. (3)


--------
1 Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 5, 1998 (Securities File No. 333-60675).

2 Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on August 14, 1998 (Securities File No. 333-60675).

3 Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Emerging Markets II Fund, Inc., filed on August 14, 1998 (Securities Act File No. 333-60677).

4 Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Long-Short Market Neutral Fund, Inc., filed on November 2, 1999 (Securities Act File No. 333-60687).

       i(1)             Opinion and Consent of Willkie Farr &
                        Gallagher, counsel to the Fund.


        (2) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund. (2)


       j(1)             Consent of PricewaterhouseCoopers LLP,
                        Independent Accountants.


        (2)             Powers of Attorney. (4)


       k                Not applicable.



       l                Form of Purchase Agreement. (3)



       m(1)             Form of Shareholder Servicing and
                          Distribution Plan. (4)


        (2)             Form of Distribution Plan. (4)



       n                Not applicable.



       o                Form of 18f-3 Plan. (4)


Item 24.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
                 WITH REGISTRANT


               From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.



Item 25.         INDEMNIFICATION




               Registrant, officers and directors of CSAM, LLC, of Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Fund's initial Registration Statement on Form N-1A filed on August 5, 1998.



Item 26.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



               CSAM, LLC acts as investment adviser to the Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM,

LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).



Item 27.         PRINCIPAL UNDERWRITER




               (a) CSAM Securities will act as distributor for Registrant, as well as for Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Emerging Markets II Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus High Yield Fund; Warburg Pincus Institutional Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Equity Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Warburg Pincus U.S. Core Equity Fund; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus WorldPerks Money Market Fund; and Warburg Pincus WorldPerks Tax Free Money Market Fund.



               (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.



               (c) None.



Item 28.         LOCATION OF ACCOUNTS AND RECORDS



         (1)     Warburg, Pincus Focus Fund, Inc.
                 466 Lexington Avenue
                 New York, New York  10017-3147
                 (Fund's Articles of Incorporation, By-Laws and minute books)




         (2)     Credit Suisse Asset Management, LLC
                 One Citicorp Center
                 153 East 53rd Street
                 New York, New York 10022

                 (records relating to its functions as investment adviser)

         (3)     PFPC Inc.
                 400 Bellevue Parkway
                 Wilmington, Delaware  19809
                 (records relating to its functions as
                 co-administrator)


         (4)     Credit Suisse Asset Management Securities, Inc.
                 466 Lexington Avenue
                 New York, New York 10017-3147
                 (records relating to its functions as co-administrator and distributor)


         (5)     State Street Bank and Trust Company
                 225 Franklin Street
                 Boston, Massachusetts  02110
                 (records relating to its functions as transfer agent and dividend disbursing agent)


         (6)      Boston Financial Data Services, Inc.
                  2 Heritage Drive
                  North Quincy, Massachusetts 02171
                  (records relating to its functions as transfer agent and ividend disbursing agent)



         (7)      Brown Brothers Harriman & Co.
                  40 Water Street
                  Boston, Massachusetts 02110
                  (records relating to its functions as custodian)



Item 29.         MANAGEMENT SERVICES


                   Not applicable.


Item 30.         UNDERTAKINGS.



                   Not applicable.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 2nd day of November, 1999.



                                              WARBURG, PINCUS FOCUS FUND, INC.


                                              By:/S/EUGENE L. PODSIADLO
                                                 ----------------------
                                                 Eugene L. Podsiadlo
                                                 President

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                                           TITLE                                        DATE
---------                                           -----                                        ----
/s/WILLIAM W. PRIEST*                               Chairman of the Board of               November 2, 1999
---------------------
William W. Priest                                   Directors

/s/EUGENE L. PODSIADLO                              President                              November 2, 1999
----------------------
Eugene L. Podsiadlo

/s/MICHAEL A. PIGNATARO                             Treasurer and Chief                    November 2, 1999
-----------------------
Michael A. Pignataro                                Financial Officer

/s/RICHARD H. FRANCIS*                              Director                               November 2, 1999
----------------------
Richard H. Francis

/s/JACK W. FRITZ*                                   Director                               November 2, 1999
-----------------
Jack W. Fritz

/s/JEFFREY E. GARTEN*                               Director                               November 2, 1999
---------------------
Jeffrey E. Garten

/s/JAMES S. PASMAN, JR.*                            Director                               November 2, 1999
------------------------
James S. Pasman, Jr.

/s/STEVEN N. RAPPAPORT*                             Director                               November 2, 1999
-----------------------
Steven N. Rappaport

/s/ALEXANDER B. TROWBRIDGE*                         Director                               November 2, 1999
---------------------------
Alexander B. Trowbridge

*By: /s/MICHAEL A. PIGNATARO
    ------------------------
Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION OF EXHIBIT
-----------                        ----------------------


       i(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.



       j(1)                Consent of PricewaterhouseCoopers LLP, Independent
                           Accountants.